As filed with the Securities and Exchange Commission on April 14, 2011

1933 Act File No. 033-13019
1940 Act File No. 811-05083

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 44 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 45 ☒

VAN ECK VIP TRUST
(Exact Name of Registrant as Specified in Charter)

335 Madison Avenue
New York, New York 10017
(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 293-2000

Joseph J. McBrien, Esq.
Van Eck Associates Corporation
335 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Philip H. Newman, Esq.
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2011 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Global Bond Fund
(Initial Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL BOND FUND (INITIAL CLASS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class

Management Fees	1.00%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.30%
Fees/Expenses Waived or Reimbursed[1]	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Initial Class	Sold or Held	$112	$392	$694	$1,550

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade debt securities rated by Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s). The Fund may invest in unrated securities that the Adviser deems to be of comparable quality. The Fund may also invest up to 20% of its net assets in debt securities rated below investment grade (“junk bonds”) that are issued by governments or government agencies. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund invests in debt issued by domestic and foreign governments (and their agencies and subdivisions), and various multi-national entities. The Fund also invests in corporate bonds, debentures, notes, commercial paper, time deposits, and

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certificates of deposit, as well as debt obligations, which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Adviser seeks bonds with a high relative value. The Adviser expects the portfolio’s average maturity to range between three and ten years.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+10.83%	2Q ’02
Worst Quarter:	-5.41%	1Q ’01

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years

Initial Class Shares (9/1/89)	6.20%	6.38%	7.00%
S&P Citigroup World Government Bond Index (reflects no deduction for expenses or taxes)	5.17%	7.09%	7.00%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Managers.

Charles T. Cameron, Director of Trading, Co-Portfolio Manager, 1995
Gregory F. Krenzer, Co-Portfolio Manager, 1994

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by S&P) (sometimes referred to as “junk bonds”).
Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

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DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy	The Fund may invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Bond Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGERS

VAN ECK VIP GLOBAL BOND FUND

The portfolio managers are responsible for the day-to-day portfolio management of the Fund.

Charles T. Cameron. Mr. Cameron has been with the Adviser since 1995 and is currently the Head of Trading.

Gregory F. Krenzer. Mr. Krenzer has been with the Adviser since 1994 as a trader.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

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The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

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HOW THE FUND IS MANAGED (continued)

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the

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Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL BOND FUND
(formerly known as Van Eck Worldwide Bond Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.75		$11.52	$12.12	$11.78	$12.03

Income From Investment Operations:
Net Investment Income	0.31		0.34	0.41	0.41	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.30	0.02	0.66	0.20

Total from Investment Operations	0.29		0.64	0.43	1.07	0.73

Less dividends from:
Net Investment Income	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Total Dividends	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Settlement Payments from Unaffiliated Third Parties	0.41		—	—	—	—

Redemption Fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$12.03		$11.75	$11.52	$12.12	$11.78

Total Return (a)	6.20	%(c)	5.98%	3.61%	9.71%	6.48%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$35,688		$33,757	$35,200	$39,745	$39,071
Ratio of Gross Expenses to Average Net Assets	1.30%		1.31%	1.17%	1.32%	1.28%
Ratio of Net Expenses to Average Net Assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	2.60%		2.95%	3.08%	3.31%	3.77%
Portfolio Turnover Rate	35%		0%	2%	20%	19%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	The Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares and Class R1 Shares total return.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund
(Initial Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP EMERGING MARKETS FUND (INITIAL CLASS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class

Management Fees	1.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.28%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Initial Class	Sold or Held	$130	$406	$702	$1,545

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

Utilizing qualitative and quantitative measures, the Fund’s portfolio manager selects companies that have growth potential, specifically focusing on small- to mid-capitalization companies. Candidates for the Fund’s portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to ensure that they continue to meet the ranking and desirability criteria.

The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts, and similar types of investments, representing emerging markets securities.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

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The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, calculated with dividends reinvested, captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions

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of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+53.10%	2Q ’09
Worst Quarter:	-35.53%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years

Initial Class (12/21/95)	26.84%	12.82%	16.14%
MSCI Emerging Markets Index (reflects no deduction for expenses or taxes)	19.20%	13.10%	16.21%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager and Investment Team Members.

David A. Semple, Portfolio Manager, 1998

Edward M. Kuczma, CFA, Investment Team Member, 2004

Angus Shillington, Investment Team Member, 2009

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

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EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Emerging Markets Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGER AND INVESTMENT TEAM MEMBERS

VAN ECK VIP EMERGING MARKETS FUND

Portfolio Manager and Investment Team Members

The Fund’s portfolio manager and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

David A. Semple. Mr. Semple is portfolio manager of the Fund and director of international equity. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.

Edward M. Kuczma, CFA. Mr. Kuczma is an investment team member. He joined the Adviser in 2004. He currently serves on the investment team for various funds advised by the Adviser.

Angus Shillington. Mr. Shillington is an investment team member. He joined the Adviser in 2009. He currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Deck Head/Managing Director at BNP Paribas from 2001 to 2006.

The SAI provides additional information about the above Portfolio Manager and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

8

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

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HOW THE FUND IS MANAGED (continued)

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV.

Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value

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pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP EMERGING MARKETS FUND
(formerly known as Van Eck Worldwide Emerging Markets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$11.22		$5.89		$27.71	$24.98	$19.91

Income from Investment Operations:
Net Investment Income	0.01		0.04		0.07	0.12	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.93		5.83		(12.20)	7.47	7.15
Payment by the Adviser	—		0.04	(c)	—	—	—

Total from Investment Operations	2.94		5.91		(12.13)	7.59	7.29

Less distributions from:
Net investment income	(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	0.05		—		—	—	—

Redemption Fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$14.14		$11.22		$5.89	$27.71	$24.98

Total Return (a)	26.84	%(d)	113.17	%(c)	(64.77)%	37.56%	39.51%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$176,522		$166,991		$76,566	$255,052	$220,361
Ratio of Gross Expenses to Average Net Assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of Net Expenses to Average Net Assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	1.28%		1.21%		1.29%	1.23%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.17%		0.49%		0.53%	0.45%	0.63%
Portfolio Turnover Rate	96%		68%		45%	80%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.

(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund
(Initial Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL HARD ASSETS FUND (INITIAL CLASS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class

Management Fees	0.89%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.97%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Initial Class	Sold or Held	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range.

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Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

2

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+24.57%	3Q ’05
Worst Quarter:	-36.96%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years

Initial Class Shares (9/1/89)	29.23%	14.70%	16.76%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	23.88%	8.98%	9.94%
S&P® 500 Index (reflects no deduction for expenses or taxes)	15.06%	2.29%	1.41%

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Co-Portfolio Managers and Investment Team Members.

Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995
Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005
Joseph M. Foster, Investment Team Member, 1996
Samuel L. Halpert, Investment Team Member, 2000
Geoffrey R. King, CFA, Investment Team Member, 2007
Gregory F. Krenzer, CFA, Investment Team Member, 1994
Charl P. de M. Malan, Investment Team Member, 2003
Mark A. Miller, Investment Team Member, 2007
Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

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FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Hard Assets Fund	0.89%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL HARD ASSETS FUND

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio managers oversee all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

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Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Geoffrey R. King, CFA. Mr. King is an investment team member and an energy analyst specializing in exploration and production, refining, drilling and alternative energy markets. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. King was an analyst in the energy investment banking group at Merrill Lynch.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr. Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

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HOW THE FUND IS MANAGED (continued)

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which

12

have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

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HOW THE FUND IS MANAGED (continued)

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL HARD ASSETS FUND
(formerly known as Van Eck Worldwide Hard Assets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Year	$29.26		$18.75	$41.19	$32.71	$27.73

Income from Investment Operations:
Net Investment Income (Loss)	(0.01)		(0.03)	0.11	(0.02)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	8.52		10.72	(16.53)	12.94	6.64

Total from Investment Operations	8.51		10.69	(16.42)	12.92	6.70

Less distributions from:
Investment Income	(0.11)		(0.06)	(0.11)	(0.05)	(0.02)
Net Realized Gains	—		(0.12)	(5.91)	(4.39)	(1.70)

Total Distributions	(0.11)		(0.18)	(6.02)	(4.44)	(1.72)

Settlement Payments from Unaffiliated Third Parties	0.01		—	—	—	—

Redemption Fees	—(b	)	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$37.67		$29.26	$18.75	$41.19	$32.71

Total Return (a)	29.23	%(c)	57.54%	(46.12)%	45.36%	24.54%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$1,162,125		$897,073	$541,777	$1,031,487	$642,822
Ratio of Gross Expenses to Average Net Assets	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of Net Expenses to Average Net Assets	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.97%		1.09%	0.99%	1.00%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%		(0.15)%	0.28%	(0.09)%	0.17%
Portfolio Turnover Rate	70%		105%	76%	94%	78%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	The Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class R1 Shares total return.

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[THIS PAGE INTENTIONALLY LEFT BLANK]

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund
(Initial Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND (INITIAL CLASS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class

Management Fees	2.50%
Other Expenses:
Dividends on Securities Sold Short	0.26%
Remainder of Other Expenses	1.78%
Acquired Fund Fees and Expenses	0.80%
Total Annual Fund Operating Expenses	5.34%
Fees/Expenses Waived or Reimbursed[1]	(2.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.21%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Initial Class	Sold or Held	$324	$1,407	$2,483	$5,142

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 334% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange-traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”). The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

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The main strategies that may be employed by the Sub-Advisers and the Underlying Funds include:

DIRECTIONAL AND TACTICAL STRATEGIES

Directional and tactical strategies seek to exploit broad market trends in equities, interest rates or commodity prices. These strategies may include:

Long/Short Equity: A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Long-Only: A long-only strategy seeks to invest in stocks that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is primarily managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis.

Short-Only: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. This strategy may be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

Long/Short Credit & Fixed Income: A long/short credit strategy combines long and short positions in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. This strategy may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities. The strategy may focus on short positions by utilizing instruments to anticipate the decline in the price of an overvalued security or type of security. Such hedging instruments could include individual bonds or related stocks, futures contracts or other instruments.

Global Macro and Emerging Markets: A global macro and emerging markets strategy seek to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Managed Futures: A managed futures strategy seeks to preserve capital through capturing opportunities in various futures markets. This strategy typically includes long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. This strategy may provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations. These strategies may include:

Distressed Securities: Investing in the securities of issuers in financial distress based upon the expectations of the manager as to whether a turnaround may materialize.

Special Situations: Investing in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Merger Arbitrage: Seeking to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers, by assessing the likelihood that such events will be consummated as proposed.

ARBITRAGE STRATEGIES

Arbitrage strategies seek to exploit price differences in identical, related or similar securities on different markets or in different forms so as to minimize overall market risk. These strategies may include:

Fixed Income or Interest Rate Arbitrage: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

Convertible Arbitrage: Seeking to exploit price differentials in the convertible bond markets by buying the convertible bond, and shorting the common stock, of the same company.

Pairs Trading: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e., one stock trades up while the other traded down, a manager may

2

sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

Equity Market Neutral: A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

ALLOCATION OF FUND ASSETS

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Adviser has entered into sub-advisory agreements with the following six Sub-Advisers with respect to the Fund. Below is a description of each Sub-Adviser’s investment style. The Fund may select a variation of these strategies or another strategy offered by the Sub-Advisers.

■	Dix Hills Partners, LLC employs a long/short fixed income strategy focusing on Treasury bonds of various maturities.

■	Lazard Asset Management LLC employs a global asset allocation strategy.

■	Martingale Asset Management, L.P. employs a long/short equity strategy.

■	Medley Credit Strategies, LLC employs a fundamental long/short fixed income strategy.

■	PanAgora Asset Management, Inc. employs a quantitative fixed income long/short strategy.

■	Primary Funds, LLC employs a long/short low volatility equity strategy.

As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated among Dix Hills Partners, LLC, Medley Credit Strategies, LLC and Primary Funds, LLC.

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

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In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities. The Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in funds that seek to track investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

The Fund uses one or more investment strategies in seeking to achieve its investment objective. Such strategies may involve investing in a variety of different instruments and using certain techniques that are subject to the risks set forth below.

Arbitrage Trading. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Convertible Securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Directional and Tactical Trading. Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Event-Driven Trading. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social

4

instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Underlying Funds. The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities. The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, the creditworthiness of the entities that provide credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity. In addition, rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multiple Investment Sub-Advisers. The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Preferred Stocks. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Repurchase Agreement. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Short Sales. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Sub-Adviser Allocation. The success of the Fund’s investment strategy depends, among other things, on both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

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PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted in the index based on the distribution of assets in the hedge fund industry. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter	+9.14%	2Q ’09
Worst Quarter	-7.60%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	Life of Fund

Initial Class Shares (5/1/03)	5.08%	3.29%	2.13%
HFRX Global Hedge Fund Index (reflects no deduction for expenses or taxes)	5.19%	0.84%	2.35%
S&P® 500 Index (reflects no deduction for expenses or taxes)	15.06%	2.29%	6.31%

6

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Stephen H. Scott, Co-Portfolio Manager, Investment Team Co-Chair, 2009
Jan F. van Eck, Co-Portfolio Manager, Investment Team Co-Chair, 1985

Investment Sub-Advisers.

Dix Hills Partners, LLC
Joseph Baggett, CFA, Portfolio Manager, Managing Member, 2003

Lazard Asset Management, LLC

David Cleary, CFA, Managing Director, Portfolio Manager, 1994
Christopher Komosa, CFA, Senior Vice President, Portfolio Manager/Analyst, 2006

Martingale Asset Management, L.P.

William E. Jacques, CFA, Executive Vice President and Chief Investment Officer, 1987
Samuel Nathans, CFA, Senior Vice President and Senior Portfolio Manager, 1999
James M. Eysenbach, CFA, Senior Vice President and Director of Research, 2004

Medley Credit Strategies, LLC

Robert Comizio, Partner and Chief Investment Officer, 2006
Robert Goodman, Portfolio Manager, 2010
Frank Wang, CFA, Research Analyst, 2007

PanAgora Asset Management, Inc.

Bryan D. Belton, CFA, Director, Macro-Strategies, 2005
Jonathan Beaulieu, CFA, Portfolio Manager, Macro-Strategies, 2010
Edward Qian, Ph.D., CFT, Chief Investment Officer and Head of Research, Macro-Strategies, 2005

Primary Funds, LLC

Christopher J. Moshy, Co-Founder and Portfolio Manager, Managing Member, 2002
Timothy F. Madey, Co-Founder and Portfolio Manager, Managing Member, 2002

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

7

II. INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ARBITRAGE TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.
Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, a merger arbitrage strategy generally involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by Standard & Poor’s) (sometimes referred to as “junk bonds”).
Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.
Risk

Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the a “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECTIONAL AND TACTICAL TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit broad market trends in equities, interest rates or commodity prices.
Risk

Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

9

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.
Risk	Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN UNDERLYING FUNDS

Definition	The Fund may invest in Underlying Funds, which include open end and closed end funds, ETFs and money market funds, subject to the limitations under the 1940 Act.
Risk

The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

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MORTGAGE- AND ASSET-BACKED SECURITIES

Definition

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including receivables. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Mortgage- and asset backed securities can have a fixed or an adjustable rate.

Risk

The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

MULTIPLE INVESTMENT SUB-ADVISERS

Definition	The Fund pursues its objective by, among other things, allocating its assets among investment sub-advisers.
Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or are affected by factors or events that the Sub-Adviser failed to consider or anticipate. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

PREFERRED STOCKS

Definition

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. For instance, preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

REPURCHASE AGREEMENT

Definition

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, and then sells it.
Risk

If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

12

SUB-ADVISER ALLOCATION

Definition	The Fund pursues its objective, in part, by allocating its assets among the Sub-Advisers. The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers.

Risk

The success of the Fund’s investment strategy depends, among other things, on both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

13

III. OTHER ADDITIONAL INFORMATION

IMPORTANT INFORMATION REGARDING DIVIDENDS PAID ON SECURITIES SOLD SHORT AND ACQUIRED FUND FEES AND EXPENSES

Dividends on securities sold short occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Thus, for tax purposes, any such dividend on a security sold short generally reduces the basis of the shorted security—thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the dividends on securities sold short are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the securities sold short.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses the Fund expects to incur indirectly through its investments in Underlying Funds.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses for all classes (i) including the effect of expenses attributable to dividends on securities sold short as well as acquired fund fees and expenses and (ii) excluding the effect of expenses attributable to dividends on securities sold short as well as acquired fund fees and expenses. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Initial Class

Management Fee	2.50%
Other Expenses:
Dividend on Securities Sold Short	0.26%
Remainder of Other Expenses	1.78%
Acquired Fund Fees and Expenses (AFFE)	0.80%
Total Annual Fund Operating Expenses Including Dividends on Securities Sold Short and AFFE	5.34%
Less Dividends on Securities Sold Short and AFFE	(1.06)%
Less Expenses Waived or Reimbursed by the Adviser	(2.13)%
Total Annual Fund Operating Expenses Excluding Dividends on Securities Sold Short and AFFE	2.15%

[1]

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

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IV. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of 2.50% of the Fund’s average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub-Adviser in such Underlying Fund.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Multi-Manager Alternatives Fund	2.50%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements is available in the Fund’s semi-annual and annual report to shareholders for the periods ended June 30, 2010 and December 31, 2010, respectively.

15

HOW THE FUND IS MANAGED (continued)

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Portfolio Managers

The portfolio managers are responsible for the day-to-day portfolio management of the Fund and oversee all investment research and decisions related to fund portfolio strategy and allocations.

Stephen H. Scott
Co-Portfolio Manager/Investment Team Co-Chair

Stephen H. Scott has been employed at the Adviser since 2009. As a member of the Fund’s investment team, he is responsible for management, research, due diligence, manager selection and asset allocation for the Fund and for the Multi-Manager Alternatives Fund, a series of Van Eck Funds. Mr. Scott was a founding member and principal of Explorer Alternative Management LLC, a hedge fund manager search and selection firm. He was also a founding member and the general partner of the Pinnacle Fund, a multi-manager investment limited partnership. Subsequent to the acquisition of Pinnacle, he formed Highlander Partners LLC in 1998 and served as the managing general partner of The Highlander Fund and the Highlander Opportunity Fund LP. Mr. Scott entered the securities industry with member firm trading partnerships on the American Stock Exchange. In 1992, he joined Merrill Lynch & Co., as a registered investment adviser. Mr. Scott earned a Bachelor of Science degree in Administration from the University of Florida.

Jan F. van Eck
Co-Portfolio Manager/Investment Team Co-Chair

Jan F. van Eck has been the President of the Adviser since October 2010, Director and Owner of the Adviser since July 1993 (and of its predecessor since January 1985) and Executive Vice President from January 1985 to October 2010; Director since November 1985 and President since October 2010 of Van Eck Securities Corporation; Executive Vice President of Van Eck Securities Corporation from June 1991 to October 2010 and additionally Chief Compliance Officer from April 2005 to August 2008; Trustee of Market Vectors ETF Trust since May 2006, President and Chief Executive Officer since March 2009; President and Director of Van Eck Absolute Return Advisers Corporation since May 1997; President and Chief Executive Officer of Van Eck Funds and Van Eck VIP Trust since October 2010. Mr. van Eck has been registered as a principal with the NFA since August 21, 1997. He has created a variety of international and hard assets investment funds and strategies and initiated Van Eck’s ETF business in 2006. He is also Co-Portfolio Manager and Investment Team Co-Chair of the Multi-Manager Alternatives Fund, a series of Van Eck Funds. Mr. van Eck has a J.D. from Stanford University and he graduated Phi Beta Kappa from Williams College with a major in Economics.

Investment Team Member

The Fund’s investment team member conducts ongoing investment research and analysis.

Michael F. Mazier
Investment Team Member

Michael F. Mazier has been employed by the Adviser since 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier serves as the portfolio manager of various portfolios of the Market Vectors ETF Trust and as an investment team member of the Multi-Manager Alternatives Fund, a series of the Van Eck Funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration.

SUB-ADVISERS

Currently, the Fund has agreements with six Sub-Advisers.

The Adviser has entered into sub-advisory agreements with respect to the Fund with the following Sub-Advisers, one or more of which may be selected from time to time by the Adviser, to manage a portion of the Fund’s assets.

Dix Hills Partners, LLC (“Dix Hills”), 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753, has a variety of interest rate anticipation strategies driven from its proprietary forecasting frameworks. As of December 31, 2010, assets under management were approximately $1 billion.

Lazard Asset Management LLC (“LAM”), 30 Rockefeller Plaza, New York, New York 10112, is a subsidiary of Lazard Frères & Co., LLC, a global investment bank. As of December 31, 2010, assets under management were approximately $140 billion.

16

Martingale Asset Management, L.P. (“Martingale”), 222 Berkeley Street, Boston, Massachusetts 02116, formed in 1987, is owned by 12 employee-partners and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of December 31, 2010, assets under management were approximately $1.9 billion.

Medley Credit Strategies, LLC (“Medley”), 375 Park Avenue, Suite 3304, New York, NY 10152, is a registered investment adviser and subsidiary of Medley Capital Holdings LLC. As of January 31, 2011, assets under management were approximately $55.5 million.

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Great West Life/Putnam Investments. As of December 31, 2010, assets under management were approximately $20 billion.

Primary Funds, LLC (“Primary”), 300 Drakes Landing Road, Suite 205, Greenbrae, CA 94904, is a registered investment manager. As of December 31, 2010, assets under management were approximately $41.9 million.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

SUB-ADVISERS’ PORTFOLIO MANAGERS

Dix Hills

Joseph Baggett, CFA
Portfolio Manager and Managing Member, Dix Hills Partners, LLC

Joseph Baggett is a founder and Senior Portfolio Manager for Dix Hills Partners, LLC and its affiliate management company, Dix Hills Associates, LLC, which he joined in 2003. Mr. Baggett holds a B.A. in Economics from Columbia University (1989 summa cum laude, Phi Beta Kappa). He also attended the University of Chicago Graduate School of Business, completing the first year of a two year M.B.A. program with a 4.0 GPA (He did not complete his second year as he accepted a position at PaineWebber’s Asset Management division during his summer internship).

LAM

David Cleary, CFA
Managing Director, Portfolio Manager, Lazard Asset Management LLC (New York)

David R. Cleary joined Lazard in 1994 and is currently a Managing Director of LAM and is currently responsible for the management of the Lazard Capital Allocator Series (“LCAS”). The LCAS is a global tactical asset allocation investment product, which implements portfolio themes primarily through index and index-like investment vehicles, such as ETFs. Mr. Cleary works on asset allocation modeling and total portfolio risk management and sits on the LCAS Investment Advisory Board. He has a B.S. from Cornell University. Mr. Cleary is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

Christopher Komosa, CFA
Senior Vice President, Portfolio Manager/Analyst, Lazard Asset Management LLC (New York)

Christopher Komosa is a Senior Vice President of LAM and a Portfolio Manager/Analyst on the LCAS team and a member of the LCAS Investment Advisory Board. He began working in the investment field in 1986. Prior to joining Lazard in 2006, Mr. Komosa held positions as a portfolio manager at Permal Asset Management and Pinnacle International Management. Mr. Komosa has an M.B.A. from the Darden School at the University of Virginia and a B.A. in Economics from Washington and Lee University. He is a member of the CFA Institute.

17

HOW THE FUND IS MANAGED (continued)

Martingale

William E. Jacques, CFA
Executive Vice President and Chief Investment Officer, Martingale Asset Management, L.P.

William Jacques joined Martingale in 1987 and is currently a Partner, Executive Vice President and Chief Investment Officer of Martingale, where he oversees portfolio management, investment research, valuation model and trading. Mr. Jacques graduated from Lafayette College with a B.A. in both mathematics and economics. He earned his M.B.A. in finance at the Wharton School. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Samuel Nathans, CFA
Senior Vice President and Senior Portfolio Manager, Martingale Asset Management, L.P.

Samuel Nathans joined Martingale in 1999 and is currently a Partner of Martingale, and a member of the Management Committee. Mr. Nathans is responsible for creating and monitoring client portfolios. Mr. Nathans holds a J.D. from Emory University and a B.S. in public policy studies from Duke University. He is a CFA charterholder and a member of the Boston Security Analysts Society.

James M. Eysenbach, CFA
Senior Vice President and Director of Research, Martingale Asset Management, L.P.

James M. Eysenbach joined Martingale in 2004 and is currently a Partner, Senior Vice President, Director of Research and a member of the Management Committee. In addition to daily portfolio management responsibilities, Mr. Eysenbach is involved in research to enhance Martingale’s proprietary equity valuation approach and portfolio construction process. Mr. Eysenbach earned an A.B. in economics from Bowdoin College and an M.B.A. in finance and accounting from the Anderson School at the University of California at Los Angeles. He is a CFA charterholder and a member of the Boston Security Analysts Society.

Medley

Robert Comizio
Partner and Chief Investment Officer, Medley Credit Strategies, LLC

Robert Comizio is a Partner and Chief Investment Officer of Medley Credit Strategies, LLC, the successor to Viathon Capital, L.P. Prior to joining Medley in 2011, Mr. Comizio was the founder and the Chief Investment Officer of Viathon and its predecessor, Viathon Capital Management LLC. Prior to founding Viathon in 2006, he was a Managing Director at Marathon Asset Management, LLC based in New York City where he was a Senior Portfolio Manager for the $2.5 billion Special Opportunity Fund and focused on high yield and crossover corporate bonds, as well as special situations and fallen angels in the U.S. and Europe. Mr. Comizio graduated from the Wharton School of Business at the University of Pennsylvania in 1989, and earned his M.B.A. from the University of Chicago in 1993.

Robert Goodman
Portfolio Manager, Medley Credit Strategies, LLC

Robert Goodman joined Medley Credit Strategies, LLC (the successor to Viathon Capital, L.P.) in 2011 and is currently a Portfolio Manager. Prior to joining Medley, Mr. Goodman was a trader for Viathon. Prior to joining Viathon in 2010, Mr. Goodman was a Senior Vice President in the London office of Marathon Asset Management, LLC from 2006 until 2010. In London, he assisted in managing the European book for the Special Opportunity Fund, which specialized in European High Yield, Distressed Debt and Special Situations. Prior to moving to London in 2006, Mr. Goodman was a Senior Loan Trader (which included managing $2 billion in CLO’s) for Marathon in New York City. Since joining Marathon in 2001, he was also responsible for trading investment grade, crossover and high yield US corporate bonds and derivatives. Mr. Goodman graduated from Columbia University School of Engineering and Applied Science in 2001 with a B.S. in Operations Research and a minor in Economics.

Frank Wang, CFA
Research Analyst, Medley Credit Strategies, LLC

Frank Wang joined Medley Credit Strategies, LLC (the successor to Viathon Capital, L.P.) in 2011 and is currently a Research Analyst. Prior to joining Medley, Mr. Wang was the head of operations at Viathon. Prior to joining Viathon in 2007, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. At Marathon, he was dedicated to providing onshore and offshore back office and settlement support to the High Yield Trading Desk and the Special Opportunities Fund. His responsibilities included daily trade confirmations, reconciliation of settlement, position, and cash breaks, month-end NAV calculations, and assisting in the year-end audit process. Mr. Wang graduated from New York University Stern School of Business in 2005 with a B.S. in Business Administration.

18

PanAgora

Bryan D. Belton, CFA
Director, Macro-Strategies, PanAgora Asset Management, Inc.

Bryan D. Belton joined PanAgora in 2005 and is currently a Director within the Macro-Strategies group. Mr. Belton is responsible for the daily management of the firm’s global fixed income and currency portfolios. Prior to joining PanAgora, Mr. Belton was the Investment Portfolio Officer at the Federal Home Loan Bank of Boston. In that role, he was responsible for actively managing and hedging all of the Bank’s long-term investment portfolios. Mr. Belton is a CFA charterholder and has 12 years of investment industry experience. He received an M.S.F. from Northeastern University and an A.B. from Boston College.

Jonathan Beaulieu, CFA
Portfolio Manager, Macro-Strategies, PanAgora Asset Management, Inc.

Jonathan Beaulieu joined PanAgora in 2010 and is currently Portfolio Manager within the Macro-Strategies group. Mr. Beaulieu is responsible for the daily management of the firm’s risk parity portfolios. He also assists with the management of the firm’s domestic and global fixed income portfolios. Prior to joining PanAgora, Mr. Beaulieu was responsible for actively managing and hedging fixed income portfolios at the Federal Home Loan Bank of Boston. Before joining Federal Home Loan Bank of Boston, Mr. Beaulieu was a quantitative analyst at MFS Investment Management. Mr. Beaulieu is a CFA charterholder with 15 years of investment industry experience. He received an M.B.A. from Northeastern University and an A.B. from Boston College.

Edward Qian, Ph.D., CFA
Chief Investment Officer and Head of Research, Macro-Strategies, PanAgora Asset Management, Inc.

Edward Qian joined PanAgora in 2005 and is currently Chief Investment Officer and Head of Research, Macro-Strategies. His primary responsibilities include investment research and portfolio management in PanAgora’s Macro-Strategies group. Dr. Qian is also a member of PanAgora’s Investment, Operating and Management committees. Prior to joining PanAgora, Dr. Qian was a Senior Analyst in Putnam Investment’s Global Asset Allocation Group. Dr. Qian has extensive research experience in the areas of asset allocation and quantitative equity investing. His research has been published in several leading financial industry journals. Dr. Qian is a CFA charterholder with 14 years of investment industry experience. He graduated from Florida State University with a Ph.D., from The Chinese Science Academy with an M.S. and from Peking University with a B.S.

Primary

Christopher J. Moshy
Co-Founder and Portfolio Manager, Primary Funds, LLC

Christopher J. Moshy co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction and risk management. Mr. Moshy has an M.B.A. from Cornell University and a B.A. in Economics from the University of California, San Diego.

Timothy F. Madey
Co-Founder and Portfolio Manager, Primary Funds, LLC

Timothy F. Madey co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction, and risk management. Mr. Madey earned his MBA from the Johnson Graduate School of Management at Cornell University and his B.A. in history from Loyola College in Maryland.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other

19

HOW THE FUND IS MANAGED (continued)

specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

20

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

21

HOW THE FUND IS MANAGED (continued)

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

22

V. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
(formerly known as Van Eck Worldwide Multi-Manager Alternatives Fund and
Van Eck Worldwide Absolute Return Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	YEAR ENDED DECEMBER 31,

	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.64	$9.01	$10.73	$10.63	$9.85

Income from investment operations:
Net investment income (loss)	(0.10)	(0.01)	— (b)	(0.06)	0.08
Net realized and unrealized gain (loss) on investments	0.59	1.19	(1.39)	0.52	0.77

Total from investment operations	0.49	1.18	(1.39)	0.46	0.85

Less distributions from:
Net investment income	—	(0.02)	(0.01)	(0.08)	—
Net realized gains	—	(0.53)	(0.32)	(0.28)	(0.07)

Total distributions	—	(0.55)	(0.33)	(0.36)	(0.07)

Net asset value, end of year	$10.13	$9.64	$9.01	$10.73	$10.63

Total return (a)	5.08%	13.75%	(13.26)%	4.35%	8.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$7,642	$7,631	$6,179	$7,468	$7,226
Ratio of gross expenses to average net assets (c)	4.54%	4.64%	4.73%	5.32%	3.72%
Ratio of net expenses to average net assets (c)	2.46%	2.56%	3.24%	4.13%	3.16%
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.15%	2.09%	2.14%	2.50%	2.48%
Ratio of net investment income (loss) to average net assets (c)	(1.04)%	(0.14)%	0.02%	(0.50)%	0.72%
Portfolio turnover rate	334%	220%	240%	207%	182%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

23

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Global Bond Fund
Van Eck VIP Emerging Markets Fund
Van Eck VIP Global Hard Assets Fund
(Class R1 Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL BOND FUND (CLASS R1)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Shareholder Fees
(fees paid directly from your investment)

Class R1

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	n/a
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	n/a
Redemption fee on interests in separate accounts held for less than 60 days (as a percentage of amount redeemed)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class R1

Management Fees	1.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%
Fees/Expenses Waived or Reimbursed[1]	(0.27%)
Total Annual Fund Operating Expenses After and/or Expense Reimbursement	1.10%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class R1	Sold or Held	$112	$407	$724	$1,623

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade debt securities rated by Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s). The Fund may invest in unrated securities that the Adviser deems to be of comparable quality. The Fund may also invest up to 20% of its net assets in debt securities rated below investment grade (“junk bonds”) that are issued by governments or government agencies. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund invests in debt issued by domestic and foreign governments (and their agencies and subdivisions), and various multi-national entities. The Fund also invests in corporate bonds, debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Adviser seeks bonds with a high relative value. The Adviser expects the portfolio’s average maturity to range between three and ten years.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS R1: Annual Total Returns (%) as of 12/31

Best Quarter:	+8.36%	3Q ’10

Worst Quarter:	-3.81%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	Life of Fund

Class R1 Shares (5/1/04)	6.20%	6.40%	6.16%
S&P Citigroup World Government Bond Index (reflects no deduction for expenses or taxes)	5.17%	7.09%	6.10%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Managers.

Charles T. Cameron. Director of Trading, Co-Portfolio Manager, 1995

Gregory F. Krenzer. Co-Portfolio Manager, 1994

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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VAN ECK VIP EMERGING MARKETS FUND (CLASS R1)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Shareholder Fees
(fees paid directly from your investment)

Class R1

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	n/a
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	n/a
Redemption fee on interests in separate accounts held for less than 60 days (as a percentage of amount redeemed)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class R1

Management Fees	1.00%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.29%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class R1	Sold or Held	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World

4

Bank, to have a low to middle income economy. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

Utilizing qualitative and quantitative measures, the Fund’s portfolio manager selects companies that have growth potential, specifically focusing on small- to mid capitalization companies. Candidates for the Fund’s portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to ensure that they continue to meet the ranking and desirability criteria.

The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts, and similar types of investments, representing emerging markets securities.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

5

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, calculated with dividends reinvested, captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS R1: Annual Total Returns (%) as of 12/31

Best Quarter:	+53.20%	2Q ’09
Worst Quarter:	-35.54%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	Life of Fund

Class R1 Shares (5/1/04)	26.86%	12.87%	18.36%
MSCI Emerging Markets Index (reflects no deduction for expenses or taxes)	19.20%	13.10%	18.56%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager and Investment Team Members.

David A. Semple, Portfolio Manager, 1998

Edward M. Kuczma, CFA, Investment Team Member, 2004

Angus Shillington, Investment Team Member, 2009

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

6

VAN ECK VIP GLOBAL HARD ASSETS FUND (CLASS R1)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Shareholder Fees
(fees paid directly from your investment)

Class R1

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	n/a
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	n/a
Redemption fee on interests in separate accounts held for less than 60 days (as a percentage of amount redeemed)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class R1

Management Fees	0.89%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.98%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class R1	Sold or Held	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives

7

directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non- diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range.

Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social

8

instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS R1: Annual Total Returns (%) as of 12/31

Best Quarter:	+24.57%	3Q ’05
Worst Quarter:	-36.93%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	Life of Fund

Class R1 Shares (5/1/04)	29.25%	14.73%	22.19%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	23.88%	8.98%	15.26%
S&P® 500 Index (reflects no deduction for expenses or taxes)	15.06%	2.29%	4.03%

9

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Co-Portfolio Managers and Investment Team Members.
Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995
Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005
Joseph M. Foster, Investment Team Member, 1996
Samuel L. Halpert, Investment Team Member, 2000
Geoffrey R. King, CFA, Investment Team Member, 2007
Gregory F. Krenzer, CFA, Investment Team Member, 1994
Charl P. de M. Malan, Investment Team Member, 2003
Mark A. Miller, Investment Team Member, 2007
Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

10

II. INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states each Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in each Fund.

1. INVESTMENT OBJECTIVES

Fund	Van Eck VIP Global Bond Fund
Objective	The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.
Fund	Van Eck VIP Emerging Markets Fund
Objective	The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Fund	Van Eck VIP Global Hard Assets Fund
Objective	The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Each Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BELOW INVESTMENT GRADE SECURITIES

Fund	Van Eck VIP Global Bond Fund
Definition	Debt securities that are below investment grade (e.g., BB or below by S&P) (sometimes referred to as “junk bonds”).
Risks

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

11

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Fund	Van Eck VIP Global Hard Assets Fund
Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose a Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES

Fund	Van Eck VIP Global Bond Fund
Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income a Fund receives from it but may affect the value of the Fund’s shares.

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DERIVATIVES

Funds	All Funds
Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from a Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds’ derivative positions at times when the Funds might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Funds	Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund
Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. A Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Funds	All Funds
Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

13

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

FOREIGN CURRENCY TRANSACTIONS

Funds	All Funds
Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. A Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Funds may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Funds	All Funds
Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when a Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Fund	Van Eck VIP Global Hard Assets Fund
Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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INVESTMENTS IN OTHER INVESTMENT COMPANIES

Funds	All Funds
Definition

Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Funds’ investments in money market funds are not subject to this limitation.

Risk

A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. A Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Funds	All Funds
Definition	An investment in a Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Funds	All Funds
Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Funds	Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund
Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

15

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Fund	Van Eck VIP Global Bond Fund
Strategy	The Fund may invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies.
Funds	Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund
Strategy

The investments of the Funds may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Funds	All Funds
Strategy

Each Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit a Fund may receive from a market increase.

SECURITIES LENDING

Funds	All Funds
Strategy

Each Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

A Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING A FUND’S 80% POLICY

A Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds’ and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds’ portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at vaneck.com. This information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of a Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

16

III. HOW THE FUNDS ARE MANAGED

1. MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Funds. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Funds. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Van Eck VIP Global Bond Fund and the Van Eck VIP Global Hard Assets Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million, which includes accounting and administrative services provided to the Funds by the Adviser. Van Eck VIP Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, which includes accounting and administrative services provided to the Funds by the Adviser.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Van Eck VIP Global Bond Fund’s, 1.50% of the Van Eck VIP Emerging Market Fund’s and 1.20% of the Van Eck VIP Global Hard Assets Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For each Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Bond Fund	1.00%
Van Eck VIP Emerging Markets Fund	1.00%
Van Eck VIP Global Hard Assets Fund	0.89%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of each Fund is available in each Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL BOND FUND

Portfolio Managers

The portfolio managers are responsible for the day-to-day portfolio management of the Fund.

Charles T. Cameron. Mr. Cameron has been with the Adviser since 1995 and is currently the Head of Trading.

Gregory F. Krenzer. Mr. Krenzer has been with the Adviser since 1994 as a trader.

17

HOW THE FUNDS ARE MANAGED (continued)

VAN ECK VIP EMERGING MARKETS FUND

Portfolio Manager and Investment Team Members

The Fund’s portfolio manager and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

David A. Semple. Mr. Semple is portfolio manager of the Fund and director of international equity. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.

Edward M. Kuczma, CFA. Mr. Kuczma is an investment team member. He joined the Adviser in 2004. He currently serves on the investment team for various funds advised by the Adviser.

Angus Shillington. Mr. Shillington is an investment team member. He joined the Adviser in 2009. He currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Deck Head/Managing Director at BNP Paribas from 2001 to 2006.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL HARD ASSETS FUND

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Geoffrey R. King, CFA. Mr. King is an investment team member and an energy analyst specializing in exploration and production, refining, drilling and alternative energy markets. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. King was an analyst in the energy investment banking group at Merrill Lynch.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr.

18

Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Funds.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Funds.

The Distributor generally sells and markets shares of the Funds through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Funds, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Funds and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Funds on the intermediary’s sales system and/or preferred or recommended fund list, offering the Funds through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Funds.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Funds’ shares may also act as a broker or dealer in connection with execution of transactions for the Funds’ portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds’ shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

19

HOW THE FUNDS ARE MANAGED (continued)

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, a Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Funds intend to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, a Fund will use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Funds’ portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s

20

local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of each Fund’s portfolio and may increase a Fund’s expenses and negatively impact the Fund’s performance. As such, each Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. Each Fund discourages and does not accommodate frequent trading of shares by contract holders.

Each Fund invests portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). Each Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. Each Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that a Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Funds are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Funds may rely on an insurance company’s policies and procedures, in addition to the Funds’ techniques, to monitor for and detect abusive trading practices. The Funds reserve the right, in their sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Funds. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Funds require all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Funds’ policies and will periodically request contract holder trading activity based on certain criteria established by the Funds. The Funds may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Funds. There is no assurance that the Funds will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Funds.

If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although each Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various

21

HOW THE FUNDS ARE MANAGED (continued)

strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

5. REDEMPTIONS

Redemptions, like purchases, may be affected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Funds may be redeemed on any business day. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Fund will be subject to a redemption fee if such interest is held for 60 days or less. The fee is paid to the Fund rather than the Adviser, and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset levels and cash flows due to short-term trading. For shares bought on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; and (v) redemptions resulting from the death of a variable insurance contract owner or plan participant. Each Fund reserves the right to waive the redemption fee in other circumstances at its discretion.

Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by a Fund or its agent, minus the redemption fee, if applicable.

For further information about the Funds, please call or write your insurance company, or call 800-826-2333, or write to the Funds at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s Class R1 shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL BOND FUND
(formerly known as Van Eck Worldwide Bond Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	CLASS R1 SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009	2008	2007	2006
Net asset value, beginning of year	$11.75		$11.52	$12.11	$11.77	$12.02

Income from investment operations:
Net investment income	0.33		0.35	0.41	0.40	0.52
Net realized and unrealized gain (loss) on investments	(0.04)		0.29	0.03	0.67	0.21

Total from investment operations	0.29		0.64	0.44	1.07	0.73

Less dividends from:
Net investment income	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Total dividends	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Settlement payments from unaffiliated third parties	0.41		—	—	—	—

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$12.03		$11.75	$11.52	$12.11	$11.77

Total return (a)	6.20	%(c)	5.98%	3.70%	9.73%	6.48%
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000’s)	$11,492		$12,636	$14,472	$14,533	$12,238
Ratio of gross expenses to average net assets	1.37%		1.36%	1.21%	1.38%	1.35%
Ratio of net expenses to average net assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.60%		2.95%	3.08%	3.31%	3.75%
Portfolio turnover rate	35%		0%	2%	20%	19%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	The Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares and Class R1 Shares total return.

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FINANCIAL HIGHLIGHTS (continued)

VAN ECK VIP EMERGING MARKETS FUND
(formerly known as Van Eck Worldwide Emerging Markets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
	CLASS R1 SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009		2008	2007	2006
Net asset value, beginning of year	$11.21		$5.87		$27.68	$24.95	$19.89

Income from investment operations:
Net investment income	0.01		0.03		0.07	0.11	0.13
Net realized and unrealized gain (loss) on investments	2.93		5.85		(12.19)	7.48	7.15
Payment by the Adviser	—		0.04	(c)	—	—	—

Total from investment operations	2.94		5.92		(12.12)	7.59	7.28

Less distributions from:
Net investment income	(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	0.05		—		—	—	—

Redemption fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.13		$11.21		$5.87	$27.68	$24.95

Total return (a)	26.86	%(d)	113.39	%(c)	(64.75)%	37.62%	39.49%

RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000’s)	$64,803		$59,233		$25,134	$104,412	$80,848
Ratio of gross expenses to average net assets	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses to average net assets	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses, excluding interest expense, to average net assets	1.29%		1.22%		1.29%	1.23%	1.35%
Ratio of net investment income to average net assets	0.15%		0.43%		0.47%	0.42%	0.62%
Portfolio turnover rate	96%		68%		45%	80%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.

(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.

24

VAN ECK VIP GLOBAL HARD ASSETS FUND
(formerly known as Van Eck Worldwide Hard Assets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
	CLASS R1 SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009	2008	2007	2006
Net asset value, beginning of year	$29.26		$18.74	$41.18	$32.70	$27.73

Income from investment operations:
Net investment income (loss)	—	(b)	(0.04)	0.09	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	8.50		10.74	(16.49)	12.95	6.65

Total from investment operations	8.50		10.70	(16.40)	12.92	6.69

Less distributions from:
Net investment income	(0.10)		(0.06)	(0.13)	(0.05)	(0.02)
Net realized gains	—		(0.12)	(5.91)	(4.39)	(1.70)

Total distributions	(0.10)		(0.18)	(6.04)	(4.44)	(1.72)

Settlement payments from unaffiliated third parties	0.01		—	—	—	—

Redemption fees	0.01		— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$37.68		$29.26	$18.74	$41.18	$32.70

Total return (a)	29.25	%(c)	57.62%	(46.10)%	45.37%	24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$121,201		$80,703	$51,932	$122,166	$89,949
Ratio of gross expenses to average net assets	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses to average net assets	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses, excluding interest expense, to average net assets	0.98%		1.10%	0.99%	1.01%	1.14%
Ratio of net investment income (loss) to average net assets	(0.06)%		(0.15)%	0.27%	(0.10)%	0.14%
Portfolio turnover rate	70%		105%	76%	94%	78%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	The Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class R1 Shares total return.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

M A Y 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Global Bond Fund
(Class S Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

I. FUND SUMMARY INFORMATION – Van Eck VIP Global Bond Fund (Class S)

Investment Objective

The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.55%
Fees/Expenses Waived or Reimbursed[1]	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%

1 Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.35% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class S	Sold or Held	$137	$470	$826	$1,829

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade debt securities rated by Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s). The Fund may invest in unrated securities that the Adviser deems to be of comparable quality. The Fund may also invest up to 20% of its net assets in debt securities rated below investment grade (“junk bonds”) that are issued by governments or government agencies. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund invests in debt issued by domestic and foreign governments (and their agencies and subdivisions), and various multi-national entities. The Fund also invests in corporate bonds, debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Adviser seeks bonds with a high relative value. The Adviser expects the portfolio’s average maturity to range between three and ten years.

3

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

4

The Fund’s Class S shares have not yet commenced operations. Accordingly, the annual total returns of the Fund’s Initial Class shares are shown for certain time periods. Class S shares would have substantially similar annual returns as the Initial Class shares because the shares would be invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+10.83%	2Q ’02
Worst Quarter:	-5.41%	1Q ’01

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years

Initial Class Shares (9/1/89)	6.20%	6.38%	7.00%
S&P Citigroup World Government Bond Index (reflects no deduction for expenses or taxes)	5.17%	7.09%	7.00%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation

Portfolio Managers.
Charles T. Cameron, Director of Trading, Co-Portfolio Manager, 1995
Gregory F. Krenzer, Co-Portfolio Manager, 1994

Purchase and Sale of Fund Shares

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

5

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by S&P) (sometimes referred to as “junk bonds”).

Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate,

6

which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.

Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

7

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.

Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy	The Fund may invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

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The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.35% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Bond Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGERS

VAN ECK VIP GLOBAL BOND FUND
The portfolio managers are responsible for the day-to-day portfolio management of the Fund.

Charles T. Cameron. Mr. Cameron has been with the Adviser since 1995 and is currently the Head of Trading.

Gregory F. Krenzer. Mr. Krenzer has been with the Adviser since 1994 as a trader.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

THE DISTRIBUTOR
Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

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The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

PLAN OF DISTRIBUTION (12b-1)
Although the Fund offers three classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

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2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

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4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY
The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance. Class S has not yet commenced operations. Class S shares would have substantially similar performance as the Initial Class shares because the shares would be invested in the same portfolio of securities and the performance would differ only to the extent that the Classes do not have the same expenses. Accordingly, the financial highlights display the Fund’s Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for Class S, and if those fees were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL BOND FUND
(formerly known as Van Eck Worldwide Bond Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.75		$11.52	$12.12	$11.78	$12.03

Income From Investment Operations:
Net Investment Income	0.31		0.34	0.41	0.41	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.30	0.02	0.66	0.20

Total from Investment Operations	0.29		0.64	0.43	1.07	0.73

Less dividends from:
Net Investment Income	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Total Dividends	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Settlement Payments from Unaffiliated Third Parties	0.41		—	—	—	—

Redemption Fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$12.03		$11.75	$11.52	$12.12	$11.78

Total Return (a)	6.20	%(c)	5.98%	3.61%	9.71%	6.48%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$35,688		$33,757	$35,200	$39,745	$39,071
Ratio of Gross Expenses to Average Net Assets	1.30%		1.31%	1.17%	1.32%	1.28%
Ratio of Net Expenses to Average Net Assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	2.60%		2.95%	3.08%	3.31%	3.77%
Portfolio Turnover Rate	35%		0%	2%	20%	19%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	The Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares and Class R1 Shares total return.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

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PROSPECTUS

M A Y 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund
(Class S Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

I. FUND SUMMARY INFORMATION – VAN ECK VIP EMERGING MARKETS FUND (CLASS S)

Investment Objective

The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.53%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class S	Sold or Held	$156	$483	$834	$1,824

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

Utilizing qualitative and quantitative measures, the Fund’s portfolio manager selects companies that have growth potential, specifically focusing on small- to mid-capitalization companies. Candidates for the Fund’s portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to ensure that they continue to meet the ranking and desirability criteria.

The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts, and similar types of investments, representing emerging markets securities.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this

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limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, calculated with dividends reinvested, captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The Fund’s Class S shares have not yet commenced operations. Accordingly, the annual total returns of the Fund’s Initial Class shares are shown for certain time periods. Class S shares would have substantially similar annual returns as the Initial Class shares because the shares would be invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns

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would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+53.10%	2Q ’09
Worst Quarter:	-35.53%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years

Initial Class (12/21/95)	26.84%	12.82%	16.14%
MSCI Emerging Markets Index (reflects no deduction for expenses or taxes)	19.20%	13.10%	16.21%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation

Portfolio Manager and Investment Team Members.

David A. Semple, Portfolio Manager, 1998

Edward M. Kuczma, CFA, Investment Team Member, 2004

Angus Shillington, Investment Team Member, 2009

Purchase and Sale of Fund Shares

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.

Risk	Emerging markets securities typically present even greater exposure to the risks described under

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“Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.

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Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.

Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

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4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.75% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Emerging Markets Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGER AND INVESTMENT TEAM MEMBERS

VAN ECK VIP EMERGING MARKETS FUND

Portfolio Manager and Investment Team Members

The Fund’s portfolio manager and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

David A. Semple. Mr. Semple is portfolio manager of the Fund and director of international equity. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.

Edward M. Kuczma, CFA. Mr. Kuczma is an investment team member. He joined the Adviser in 2004. He currently serves on the investment team for various funds advised by the Adviser.

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Angus Shillington. Mr. Shillington is an investment team member. He joined the Adviser in 2009. He currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Deck Head/Managing Director at BNP Paribas from 2001 to 2006.

The SAI provides additional information about the above Portfolio Manager and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

PLAN OF DISTRIBUTION (12b-1)

Although the Fund offers three classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV.

Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign

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securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY
The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

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Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance. Class S has not yet commenced operations. Class S shares would have substantially similar performance as the Initial Class shares because the shares would be invested in the same portfolio of securities and the performance would differ only to the extent that the Classes do not have the same expenses. Accordingly, the financial highlights display the Fund’s Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for Class S, and if those fees were reflected, the returns would be lower than those shown.

VAN ECK VIP EMERGING MARKETS FUND
(formerly known as Van Eck Worldwide Emerging Markets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$11.22		$5.89		$27.71	$24.98	$19.91

Income from Investment Operations:
Net Investment Income	0.01		0.04		0.07	0.12	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.93		5.83		(12.20)	7.47	7.15
Payment by the Adviser	—		0.04	(c)	—	—	—

Total from Investment Operations	2.94		5.91		(12.13)	7.59	7.29

Less distributions from:
Net investment income	(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	0.05		—		—	—	—

Redemption Fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$14.14		$11.22		$5.89	$27.71	$24.98

Total Return (a)	26.84	%(d)	113.17	%(c)	(64.77)%	37.56%	39.51%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$176,522		$166,991		$76,566	$255,052	$220,361
Ratio of Gross Expenses to Average Net Assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of Net Expenses to Average Net Assets	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	1.28%		1.21%		1.29%	1.23%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.17%		0.49%		0.53%	0.45%	0.63%
Portfolio Turnover Rate	96%		68%		45%	80%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.

(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

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PROSPECTUS

MAY  1,  2011

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund
(Class S Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL HARD ASSETS FUND (CLASS S)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S

Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.36%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class S	Sold or Held	$138	$431	$745	$1,635

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range.

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Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS S: Annual Total Returns (%) as of 12/31

Best Quarter:	+23.00%	4Q ’10

Worst Quarter:	-37.00%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	Life of Fund

Class S Shares (5/1/06)	28.67%	10.25%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	23.88%	6.17%
S&P® 500 Index (reflects no deduction for expenses or taxes)	15.06%	1.27%

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Co-Portfolio Managers and Investment Team Members.

Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995

Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005

Joseph M. Foster, Investment Team Member, 1996

Samuel L. Halpert, Investment Team Member, 2000

Geoffrey R. King, CFA, Investment Team Member, 2007

Gregory F. Krenzer, CFA, Investment Team Member, 1994

Charl P. de M. Malan, Investment Team Member, 2003

Mark A. Miller, Investment Team Member, 2007

Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

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FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

8

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

9

III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Hard Assets Fund	0.89%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2010.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL HARD ASSETS FUND

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio managers oversee all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van

10

Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Geoffrey R. King, CFA. Mr. King is an investment team member and an energy analyst specializing in exploration and production, refining, drilling and alternative energy markets. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. King was an analyst in the energy investment banking group at Merrill Lynch.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr. Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s

11

HOW THE FUND IS MANAGED (continued)

shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

PLAN OF DISTRIBUTION (12b-1)

Although the Fund offers three classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Of the amounts expended under the plan for the fiscal year ended December 31, 2010, approximately 100% was paid to intermediaries who sold shares or serviced accounts of Fund shareholders. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

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The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences

13

HOW THE FUND IS MANAGED (continued)

between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the life of the Class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL HARD ASSETS FUND
(formerly known as Van Eck Worldwide Hard Assets Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
	CLASS S SHARES

	YEAR ENDED DECEMBER 31,					FOR THE PERIOD MAY 1, 2006(a) THROUGH DECEMBER 31,

	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.80		$18.53	$41.05	$32.72	$32.55

Income from Investment Operations:
Net Investment Income (Loss)	0.05		(0.06)	0.05	(0.03)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	8.17		10.51	(16.44)	12.80	0.10

Total from Investment Operations	8.22		10.45	(16.39)	12.77	0.17

Less distributions from:
Net Investment Income	(0.08)		(0.06)	(0.22)	(0.05)	—
Net Realized Gains	—		(0.12)	(5.91)	(4.39)	—

Total Distributions	(0.08)		(0.18)	(6.13)	(4.44)	—

Settlement payments from unaffiliated third parties	0.01		—	—	—	—

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$36.95		$28.80	$18.53	$41.05	$32.72

Total Return (b)	28.67	%(d)	56.92%	(46.35)%	44.83%	0.49	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$25,061		$3,899	$387	$681	$92
Ratio of Gross Expenses to Average Net Assets	1.36%		2.24%	2.90%	5.79%	11.91	%(f)
Ratio of Net Expenses to Average Net Assets	1.36%		1.44%	1.31%	1.20%	1.21	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.36%		1.44%	1.30%	1.19%	1.21	%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39)%		(0.73)%	(0.02)%	(0.30)%	0.61	%(f)
Portfolio Turnover Rate	70%		105%	76%	94%	78	%(e)

(a)	Commencement of operations

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Amount represents less than $0.005 per share

(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Class S Shares total return.

(e)	Not annualized

(f)	Annualized

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

M A Y 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund
(Class S Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

2

I. FUND SUMMARY INFORMATION - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND (CLASS S)

Investment Objective

The Van Eck VIP Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees	2.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses:
Dividends on Securities Sold Short	0.26%
Remainder of Other Expenses	1.78%
Acquired Fund Fees and Expenses	0.80%
Total Annual Fund Operating Expenses	5.59%
Fees/Expenses Waived or Reimbursed[1]	(2.38%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.21%

1 Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class S	Sold or Held	$324	$1,455	$2,573	$5,311

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 334% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange-traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”). The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The main strategies that may be employed by the Sub-Advisers and the Underlying Funds include:

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Directional and Tactical Strategies

Directional and tactical strategies seek to exploit broad market trends in equities, interest rates or commodity prices. These strategies may include:

Long/Short Equity: A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Long-Only: A long-only strategy seeks to invest in stocks that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is primarily managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis.

Short-Only: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. This strategy may be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

Long/Short Credit & Fixed Income: A long/short credit strategy combines long and short positions in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. This strategy may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities. The strategy may focus on short positions by utilizing instruments to anticipate the decline in the price of an overvalued security or type of security. Such hedging instruments could include individual bonds or related stocks, futures contracts or other instruments.

Global Macro and Emerging Markets: A global macro and emerging markets strategy seek to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Managed Futures: A managed futures strategy seeks to preserve capital through capturing opportunities in various futures markets. This strategy typically includes long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. This strategy may provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Event-Driven Strategies

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations. These strategies may include:

Distressed Securities: Investing in the securities of issuers in financial distress based upon the expectations of the manager as to whether a turnaround may materialize.

Special Situations: Investing in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Merger Arbitrage: Seeking to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers, by assessing the likelihood that such events will be consummated as proposed.

Arbitrage Strategies

Arbitrage strategies seek to exploit price differences in identical, related or similar securities on different markets or in different forms so as to minimize overall market risk. These strategies may include:

Fixed Income or Interest Rate Arbitrage: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

Convertible Arbitrage: Seeking to exploit price differentials in the convertible bond markets by buying the convertible bond, and shorting the common stock, of the same company.

Pairs Trading: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e., one stock trades up while the other traded down, a manager may

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sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

Equity Market Neutral: A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

Allocation of Fund Assets

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Adviser has entered into sub-advisory agreements with the following six Sub-Advisers with respect to the Fund. Below is a description of each Sub-Adviser’s investment style. The Fund may select a variation of these strategies or another strategy offered by the Sub-Advisers.

■	Dix Hills Partners, LLC employs a long/short fixed income strategy focusing on Treasury bonds of various maturities.

■	Lazard Asset Management LLC employs a global asset allocation strategy.

■	Martingale Asset Management, L.P. employs a long/short equity strategy.

■	Medley Credit Strategies, LLC employs a fundamental long/short fixed income strategy.

■	PanAgora Asset Management, Inc. employs a quantitative fixed income long/short strategy.

■	Primary Funds, LLC employs a long/short low volatility equity strategy.

As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated among Dix Hills Partners, LLC, Medley Credit Strategies, LLC and Primary Funds, LLC.

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to

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either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities. The Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in funds that seek to track investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

The Fund uses one or more investment strategies in seeking to achieve its investment objective. Such strategies may involve investing in a variety of different instruments and using certain techniques that are subject to the risks set forth below.

Arbitrage Trading. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Convertible Securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Directional and Tactical Trading. Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Event-Driven Trading. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Underlying Funds. The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities

Mortgage- and Asset-Backed Securities. The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, the creditworthiness of the entities that provide credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity. In addition, rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multiple Investment Sub-Advisers. The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Preferred Stocks. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Repurchase Agreement. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Short Sales. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is

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theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Sub-Adviser Allocation. The success of the Fund’s investment strategy depends, among other things, on both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted in the index based on the distribution of assets in the hedge fund industry. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The Fund’s Class S shares have not yet commenced operations. Accordingly, the annual total returns of the Fund’s Initial Class shares are shown for certain time periods. Class S shares would have substantially similar annual returns as the Initial Class shares because the shares would be invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter	+9.14%	2Q ’09
Worst Quarter	-7.60%	3Q ’08

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	Life of Fund

Initial Class Shares (5/1/03)	5.08%	3.29%	2.13%
HFRX Global Hedge Fund Index (reflects no deduction for expenses or taxes)	5.19%	0.84%	2.35%
S&P® 500 Index (reflects no deduction for expenses or taxes)	15.06%	2.29%	6.31%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation
Stephen H. Scott, Co-Portfolio Manager, Investment Team Co-Chair, 2009
Jan F. van Eck, Co-Portfolio Manager, Investment Team Co-Chair, 1985

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Investment Sub-Advisers.

Dix Hills Partners, LLC
Joseph Baggett, CFA, Portfolio Manager, Managing Member, 2003

Lazard Asset Management, LLC
David Cleary, CFA, Managing Director, Portfolio Manager, 1994
Christopher Komosa, CFA, Senior Vice President, Portfolio Manager/Analyst, 2006

Martingale Asset Management, L.P.
William E. Jacques, CFA, Executive Vice President and Chief Investment Officer, 1987
Samuel Nathans, CFA, Senior Vice President and Senior Portfolio Manager, 1999
James M. Eysenbach, CFA, Senior Vice President and Director of Research, 2004

Medley Credit Strategies, LLC
Robert Comizio, Partner and Chief Investment Officer, 2006
Robert Goodman, Portfolio Manager, 2010
Frank Wang, CFA, Research Analyst, 2007

PanAgora Asset Management, Inc.
Bryan D. Belton, CFA, Director, Macro-Strategies, 2005
Jonathan Beaulieu, CFA, Portfolio Manager, Macro-Strategies, 2010
Edward Qian, Ph.D., CFT, Chief Investment Officer and Head of Research, Macro-Strategies, 2005

Primary Funds, LLC
Christopher J. Moshy, Co-Founder and Portfolio Manager, Managing Member, 2002
Timothy F. Madey, Co-Founder and Portfolio Manager, Managing Member, 2002

Purchase and Sale of Fund Shares

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ARBITRAGE TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.

Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, a merger arbitrage strategy generally involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by Standard & Poor’s) (sometimes referred to as “junk bonds”).

Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.

Risk

Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the a “secondary market” — that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECTIONAL AND TACTICAL TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit broad market trends in equities, interest rates or commodity prices.

Risk

Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.

Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity

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in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Risk	Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN UNDERLYING FUNDS

Definition	The Fund may invest in Underlying Funds, which include open end and closed end funds, ETFs and money market funds, subject to the limitations under the 1940 Act.

Risk

The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.

Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED SECURITIES

Definition

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including receivables. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Mortgage- and asset backed

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securities can have a fixed or an adjustable rate.

Risk

The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

MULTIPLE INVESTMENT SUB-ADVISERS

Definition	The Fund pursues its objective by, among other things, allocating its assets among investment sub-advisers.

Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or are affected by factors or events that the Sub-Adviser failed to consider or anticipate. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

PREFERRED STOCKS

Definition

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the

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fact that the preferred stock may be subordinated to other securities of the same issuer. For instance, preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

REPURCHASE AGREEMENT

Definition

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, and then sells it.

Risk

If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

SUB-ADVISER ALLOCATION

Definition	The Fund pursues its objective, in part, by allocating its assets among the Sub-Advisers. The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers.

Risk

The success of the Fund’s investment strategy depends, among other things, on both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. OTHER ADDITIONAL INFORMATION

IMPORTANT INFORMATION REGARDING DIVIDENDS PAID ON SECURITIES SOLD SHORT AND ACQUIRED FUND FEES AND EXPENSES

Dividends on securities sold short occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Thus, for tax purposes, any such dividend on a security sold short generally reduces the basis of the shorted security—thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the dividends on securities sold short are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the securities sold short.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses the Fund expects to incur indirectly through its investments in Underlying Funds.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses for all classes (i) including the effect of expenses attributable to dividends on securities sold short as well as acquired fund fees and expenses and (ii) excluding the effect of expenses attributable to dividends on securities sold short as well as acquired fund fees and expenses. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Class S
Management Fee	2.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses:
Dividend on Securities Sold Short	0.26%
Remainder of Other Expenses	1.78%
Acquired Fund Fees and Expenses (AFFE)	0.80%
Total Annual Fund Operating Expenses Including Dividends on Securities Sold Short and AFFE	5.59%
Less Dividends on Securities Sold Short and AFFE	(1.06)%
Less Expenses Waived or Reimbursed by the Adviser	(2.38)%
Total Annual Fund Operating Expenses Excluding Dividends on Securities Sold Short and AFFE	2.15%

1 The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

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IV. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2010, the Adviser’s assets under management were approximately $31.3 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of 2.50% of the Fund’s average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.15% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub-Adviser in such Underlying Fund.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Multi-Manager Alternatives Fund	2.50%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements is available in the Fund’s semi-annual and annual report to shareholders for the periods ended June 30, 2010 and December 31, 2010, respectively.

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PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Portfolio Managers
The portfolio managers are responsible for the day-to-day portfolio management of the Fund and oversee all investment research and decisions related to fund portfolio strategy and allocations.

Stephen H. Scott
Co-Portfolio Manager/Investment Team Co-Chair
Stephen H. Scott has been employed at the Adviser since July 2009. As a member of the Fund’s investment team, he is responsible for management, research, due diligence, manager selection and asset allocation for the Fund and for the Multi-Manager Alternatives Fund, a series of Van Eck Funds. Mr. Scott was a founding member and principal of Explorer Alternative Management LLC, a hedge fund manager search and selection firm. He was also a founding member and the general partner of the Pinnacle Fund, a multi-manager investment limited partnership. Subsequent to the acquisition of Pinnacle, he formed Highlander Partners LLC in 1998 and served as the managing general partner of The Highlander Fund and the Highlander Opportunity Fund LP. Mr. Scott entered the securities industry with member firm trading partnerships on the American Stock Exchange. In 1992, he joined Merrill Lynch & Co., as a registered investment adviser. Mr. Scott earned a Bachelor of Science degree in Administration from the University of Florida.

Jan F. van Eck
Co-Portfolio Manager/Investment Team Co-Chair
Jan F. van Eck has been the President of the Adviser since October 2010, Director and Owner of the Adviser since July 1993 (and of its predecessor since January 1985) and Executive Vice President from January 1985 to October 2010; Director since November 1985 and President since October 2010 of Van Eck Securities Corporation; Executive Vice President of Van Eck Securities Corporation from June 1991 to October 2010 and additionally Chief Compliance Officer from April 2005 to August 2008; Trustee of Market Vectors ETF Trust since May 2006, President and Chief Executive Officer since March 2009; President and Director of Van Eck Absolute Return Advisers Corporation since May 1997; President and Chief Executive Officer of Van Eck Funds and Van Eck VIP Trust since October 2010. Mr. van Eck has been registered as a principal with the NFA since August 21, 1997. He has created a variety of international and hard assets investment funds and strategies and initiated Van Eck’s ETF business in 2006. He is also Co-Portfolio Manager and Investment Team Co-Chair of the Multi-Manager Alternatives Fund, a series of Van Eck Funds. Mr. van Eck has a J.D. from Stanford University and he graduated Phi Beta Kappa from Williams College with a major in Economics.

Investment Team Member
The Fund’s investment team member conducts ongoing investment research and analysis.

Michael F. Mazier
Investment Team Member
Michael F. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier serves as the portfolio manager of various portfolios of the Market Vectors ETF Trust and as an investment team member of the Multi-Manager Alternatives Fund, a series of the Van Eck Funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration.

SUB-ADVISERS
Currently, the Fund has agreements with six Sub-Advisers.

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The Adviser has entered into sub-advisory agreements with respect to the Fund with the following Sub-Advisers, one or more of which may be selected from time to time by the Adviser to manage a portion of the Fund’s assets.

Dix Hills Partners, LLC (“Dix Hills”), 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753, has a variety of interest rate anticipation strategies driven from its proprietary forecasting frameworks. As of December 31, 2010, assets under management were approximately $1 billion.

Lazard Asset Management LLC (“LAM”), 30 Rockefeller Plaza, New York, New York 10112, is a subsidiary of Lazard Frères & Co., LLC, a global investment bank. As of December 31, 2010, assets under management were approximately $140 billion.

Martingale Asset Management, L.P. (“Martingale”), 222 Berkeley Street, Boston, Massachusetts 02116, formed in 1987, is owned by 12 employee-partners and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of December 31, 2010, assets under management were approximately $1.9 billion.

Medley Credit Strategies, LLC (“Medley”), 375 Park Avenue, Suite 3304, New York, NY 10152, is a registered investment adviser and subsidiary of Medley Capital Holdings LLC. As of January 31, 2011, assets under management were approximately $55.5 million.

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Great West Life/Putnam Investments. As of December 31, 2010, assets under management were approximately $20 billion.

Primary Funds, LLC (“Primary”), 300 Drakes Landing Road, Suite 205, Greenbrae, CA 94904, is a registered investment manager. As of December 31, 2010, assets under management were approximately $41.9 million.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

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SUB-ADVISERS’ PORTFOLIO MANAGERS

Dix Hills

Joseph Baggett, CFA
Portfolio Manager and Managing Member, Dix Hills Partners, LLC
Joseph Baggett is a founder and Senior Portfolio Manager for Dix Hills Partners, LLC and its affiliate management company, Dix Hills Associates, LLC, which he joined in 2003. Mr. Baggett holds a B.A. in Economics from Columbia University (1989 summa cum laude, Phi Beta Kappa). He also attended the University of Chicago Graduate School of Business, completing the first year of a two year M.B.A. program with a 4.0 GPA (He did not complete his second year as he accepted a position at PaineWebber’s Asset Management division during his summer internship).

LAM

David Cleary, CFA
Managing Director, Portfolio Manager, Lazard Asset Management LLC (New York)
David R. Cleary joined Lazard in 1994 and is currently a Managing Director of LAM and is currently responsible for the management of the Lazard Capital Allocator Series (“LCAS”). The LCAS is a global tactical asset allocation investment product, which implements portfolio themes primarily through index and index-like investment vehicles, such as ETFs. Mr. Cleary works on asset allocation modeling and total portfolio risk management and sits on the LCAS Investment Advisory Board. He has a B.S. from Cornell University. Mr. Cleary is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

Christopher Komosa, CFA
Senior Vice President, Portfolio Manager/Analyst, Lazard Asset Management LLC (New York)
Christopher Komosa is a Senior Vice President of LAM and a Portfolio Manager/Analyst on the LCAS team and a member of the LCAS Investment Advisory Board. He began working in the investment field in 1986. Prior to joining Lazard in 2006, Mr. Komosa held positions as a portfolio manager at Permal Asset Management and Pinnacle International Management. Mr. Komosa has an M.B.A. from the Darden School at the University of Virginia and a B.A. in Economics from Washington and Lee University. He is a member of the CFA Institute.

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Martingale

William E. Jacques, CFA
Executive Vice President and Chief Investment Officer, Martingale Asset Management, L.P.
William Jacques joined Martingale in 1987 and is currently a Partner, Executive Vice President and Chief Investment Officer of Martingale, where he oversees portfolio management, investment research, valuation model and trading. Mr. Jacques graduated from Lafayette College with a B.A. in both mathematics and economics. He earned his M.B.A. in finance at the Wharton School. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Samuel Nathans, CFA
Senior Vice President and Senior Portfolio Manager, Martingale Asset Management, L.P.
Samuel Nathans joined Martingale in 1999 and is currently a Partner of Martingale, and a member of the Management Committee. Mr. Nathans is responsible for creating and monitoring client portfolios. Mr. Nathans holds a J.D. from Emory University and a B.S. in public policy studies from Duke University. He is a CFA charterholder and a member of the Boston Security Analysts Society.

James M. Eysenbach, CFA
Senior Vice President and Director of Research, Martingale Asset Management, L.P.
James M. Eysenbach joined Martingale in 2004 and is currently a Partner, Senior Vice President, Director of Research and a member of the Management Committee. In addition to daily portfolio management responsibilities, Mr. Eysenbach is involved in research to enhance Martingale’s proprietary equity valuation approach and portfolio construction process. Mr. Eysenbach earned an A.B. in economics from Bowdoin College and an M.B.A. in finance and accounting from the Anderson School at the University of California at Los Angeles. He is a CFA charterholder and a member of the Boston Security Analysts Society.

Medley

Robert Comizio
Partner and Chief Investment Officer, Medley Credit Strategies, LLC
Robert Comizio is a Partner and Chief Investment Officer of Medley Credit Strategies, LLC, the successor to Viathon Capital, L.P. Prior to joining Medley in 2011, Mr. Comizio was the founder and the Chief Investment Officer of Viathon and its predecessor, Viathon Capital Management LLC. Prior to founding Viathon in 2006, he was a Managing Director at Marathon Asset Management, LLC based in New York City where he was a Senior Portfolio Manager for the $2.5 billion Special Opportunity Fund and focused on high yield and crossover corporate bonds, as well as special situations and fallen angels in the U.S. and Europe. Mr. Comizio graduated from the Wharton School of Business at the University of Pennsylvania in 1989, and earned his M.B.A. from the University of Chicago in 1993.

Robert Goodman
Portfolio Manager, Medley Credit Strategies, LLC
Robert Goodman joined Medley Credit Strategies, LLC (the successor to Viathon Capital, L.P.) in 2011 and is currently a Portfolio Manager. Prior to joining Medley, Mr. Goodman was a trader for Viathon. Prior to joining Viathon in 2010, Mr. Goodman was a Senior Vice President in the London office of Marathon Asset Management, LLC from 2006 until 2010. In London, he assisted in managing the European book for the Special Opportunity Fund, which specialized in European High Yield, Distressed Debt and Special Situations. Prior to moving to London in 2006, Mr. Goodman was a Senior Loan Trader (which included managing $2 billion in CLO’s) for Marathon in New York City. Since joining Marathon in 2001, he was also responsible for trading investment grade, crossover and high yield US corporate bonds and derivatives. Mr. Goodman graduated from Columbia University School of Engineering and Applied Science in 2001 with a B.S. in Operations Research and a minor in Economics.

Frank Wang, CFA
Research Analyst, Medley Credit Strategies, LLC
Frank Wang joined Medley Credit Strategies, LLC (the successor to Viathon Capital, L.P.) in 2011 and is currently a Research Analyst. Prior to joining Medley, Mr. Wang was the head of operations at Viathon. Prior to joining Viathon in 2007, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. At Marathon, he was dedicated to providing onshore and offshore back office and settlement support to the High Yield Trading Desk and the Special Opportunities Fund. His responsibilities included daily trade confirmations, reconciliation of settlement, position, and cash breaks, month-end NAV calculations, and assisting in the year-end audit process. Mr. Wang graduated from New York University Stern School of Business in 2005 with a B.S. in Business Administration.

PanAgora

Bryan D. Belton, CFA
Director, Macro-Strategies, PanAgora Asset Management, Inc.
Bryan D. Belton joined PanAgora in 2005 and is currently a Director within the Macro-Strategies group. Mr. Belton is responsible for the daily management of the firm’s global fixed income and currency portfolios. Prior to joining PanAgora, Mr. Belton was the Investment Portfolio Officer at the Federal Home Loan Bank of Boston. In that role, he was responsible for actively managing and hedging all of the Bank’s long-term investment portfolios. Mr. Belton is a CFA charterholder and has 12 years of investment industry experience. He received an M.S.F. from Northeastern University and an A.B. from Boston College.

Jonathan Beaulieu, CFA
Portfolio Manager, Macro-Strategies, PanAgora Asset Management, Inc.
Jonathan Beaulieu joined PanAgora in 2010 and is currently Portfolio Manager within the Macro-Strategies group. Mr. Beaulieu is responsible for the daily management of the firm’s risk parity portfolios. He also assists with the management of the firm’s domestic and global fixed income portfolios. Prior to joining PanAgora, Mr. Beaulieu was responsible for actively managing and hedging fixed income portfolios at the Federal Home Loan Bank of Boston. Before joining Federal Home Loan Bank of Boston, Mr. Beaulieu was a quantitative analyst at MFS Investment Management. Mr. Beaulieu is a CFA charterholder with 15 years of investment industry experience. He received an M.B.A. from Northeastern University and an A.B. from Boston College.

Edward Qian, Ph.D., CFA
Chief Investment Officer and Head of Research, Macro-Strategies, PanAgora Asset Management, Inc.
Edward Qian joined PanAgora in 2005 and is currently Chief Investment Officer and Head of Research, Macro-Strategies. His primary responsibilities include investment research and portfolio management in PanAgora’s Macro-Strategies group. Dr. Qian is also a member of PanAgora’s Investment, Operating and Management committees. Prior to joining PanAgora, Dr. Qian was a Senior Analyst in Putnam Investment’s Global Asset Allocation Group. Dr. Qian has extensive research experience in the areas of asset allocation and quantitative equity investing. His research has been published in several leading financial industry journals. Dr. Qian is a CFA charterholder with 14 years of investment industry experience. He graduated from Florida State University with a Ph.D., from The Chinese Science Academy with an M.S. and from Peking University with a B.S.

Primary

Christopher J. Moshy
Co-Founder and Portfolio Manager, Primary Funds, LLC
Christopher J. Moshy co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction and risk management. Mr. Moshy has an M.B.A. from Cornell University and a B.A. in Economics from the University of California, San Diego.

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Timothy F. Madey
Co-Founder and Portfolio Manager, Primary Funds, LLC
Timothy F. Madey co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction, and risk management. Mr. Madey earned his MBA from the Johnson Graduate School of Management at Cornell University and his B.A. in history from Loyola College in Maryland.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

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THE DISTRIBUTOR
Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Van Eck VIP Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

PLAN OF DISTRIBUTION (12b-1)
Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

23

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair

24

valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY
The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the cover page.

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V. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance. Class S has not yet commenced operations. Class S shares would have substantially similar performance as the Initial Class shares because the shares would be invested in the same portfolio of securities and the performance would differ only to the extent that the Classes do not have the same expenses. Accordingly, the financial highlights display the Fund’s Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for the Class S, and if those fees were reflected, the returns would be lower than those shown.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
(formerly known as Van Eck Worldwide Multi-Manager Alternatives Fund and Van Eck Worldwide Absolute Return Fund)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	YEAR ENDED DECEMBER 31,

	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.64	$9.01	$10.73	$10.63	$9.85

Income from investment operations:
Net investment income (loss)	(0.10)	(0.01)	— (b)	(0.06)	0.08
Net realized and unrealized gain (loss) on investments	0.59	1.19	(1.39)	0.52	0.77

Total from investment operations	0.49	1.18	(1.39)	0.46	0.85

Less distributions from:
Net investment income	—	(0.02)	(0.01)	(0.08)	—
Net realized gains	—	(0.53)	(0.32)	(0.28)	(0.07)

Total distributions	—	(0.55)	(0.33)	(0.36)	(0.07)

Net asset value, end of year	$10.13	$9.64	$9.01	$10.73	$10.63

Total return (a)	5.08%	13.75%	(13.26)%	4.35%	8.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$7,642	$7,631	$6,179	$7,468	$7,226
Ratio of gross expenses to average net assets (c)	4.54%	4.64%	4.73%	5.32%	3.72%
Ratio of net expenses to average net assets (c)	2.46%	2.56%	3.24%	4.13%	3.16%
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.15%	2.09%	2.14%	2.50%	2.48%
Ratio of net investment income (loss) to average net assets (c)	(1.04)%	(0.14)%	0.02%	(0.50)%	0.72%
Portfolio turnover rate	334%	220%	240%	207%	182%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

VAN ECK VIP TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2011

VAN ECK VIP EMERGING MARKETS FUND

VAN ECK VIP GLOBAL BOND FUND

VAN ECK VIP GLOBAL HARD ASSETS FUND

INITIAL CLASS / CLASS R1 / CLASS S

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2011 (the “Prospectus”) for the Van Eck VIP Trust (the “Trust”), relating to Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund, and Van Eck VIP Global Hard Assets Fund (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2010, are hereby incorporated by reference from the Funds’ Annual Report to shareholders. A copy of the Prospectus may be obtained without charge by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Trust currently consists of four separate series: Van Eck VIP Global Bond Fund and Van Eck VIP Emerging Markets Fund, both of which currently offer Initial Class and Class R1 shares; Van Eck VIP Global Hard Assets Fund, which currently offers Initial Class, Class R1 and Class S shares; and Van Eck VIP Multi-Manager Alternatives Fund, which currently offers Initial Class shares. Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Multi-Manager Alternatives Fund also have registered Class S shares, but they have not yet commenced operations.

          This SAI only pertains to the Funds. Shares of Van Eck VIP Multi-Manager Alternatives Fund are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          Van Eck Associates Corporation serves as investment adviser (the “Adviser”) to all the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

          The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT POLICIES AND RISKS

          The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectuses titled “Fund summary information - Principal Investment Strategies”, “Fund summary information - Principal Risks” and “Investment objectives, strategies, policies risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Funds may invest.

ASSET-BACKED SECURITIES

          The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as

3

stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COMMERCIAL PAPER

          The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objective.

DEBT SECURITIES

          The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the

4

relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

          The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

          The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments

5

involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

DIRECT INVESTMENTS

          The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

          Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Van Eck VIP Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net

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results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          The Funds may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Funds will invest only in those Russian companies whose registrars have entered into a contract with the Funds’ Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Funds from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS SECURITIES

          The Funds may have a substantial portion of their assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund’s ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

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          Since the Van Eck VIP Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance may be affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

          Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities.

          Van Eck VIP Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Funds of additional investments in those countries.

          Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China’s “Most Favored Nation” trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

          The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

          The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically

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exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. Similar risks exist in other Asian region countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund only) and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Futures and Options Transactions.”

          Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

          The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund may enter into currency swaps. See also “Futures and Options Transactions”. In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by

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the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          Options Transactions. Each Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. Van Eck VIP Global Hard Assets Fund may also buy and sell options linked to the price of hard assets.

          Purchasing Call and Put Options. Each Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

          The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options

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depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

          When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

          A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

          Writing Covered Call and Put Options. Each Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

          The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

          A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

          Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Van Eck VIP Global Hard Assets Fund may also buy and sell futures contracts and options thereon linked to the price of hard assets. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another

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party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

          Futures contracts and options on futures contracts may be used reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.

          The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

          Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.

          When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

          A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts. Futures positions entered into for “bona fide hedging” purposes, as that term is defined under applicable regulations, are excluded from the 5% limitation.

          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the

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issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

HARD ASSETS SECURITIES

          The Van Eck VIP Global Hard Assets Fund may invest up to 80% of its assets in “hard asset” securities. Hard asset securities include equity securities of “hard asset companies” and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term “hard asset companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

          Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid securities.

PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REAL ESTATE SECURITIES

          The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting

13

from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

          Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

          The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of restricted securities in the Funds’ holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

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          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SHORT SALES

          Except for the Van Eck VIP Global Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SECURITIES LENDING

          The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

          Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Van Eck VIP Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy).

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency

15

exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

Each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Van Eck VIP Global

16

Hard Assets Fund will invest 25% or more of its total assets in “hard asset” industries as defined in the Prospectus. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purposes of this restriction, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

PORTFOLIO HOLDINGS DISCLOSURE

          The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:

          Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors. Limited portfolio holdings information for the Funds is available to all investors on the Fund’s website at www.vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

          Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

17

          Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day-lag period.

          There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How the Fund is Managed – Management of the Fund.”

          Adviser acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

          Van Eck Associates Corporation, the Adviser, serves as investment adviser to the Funds pursuant to an Advisory Agreement between the Trust and the Adviser. The advisory fee is computed daily and paid monthly at the following annual rates: the management fee for each of Van Eck VIP Global Bond Fund and Van Eck VIP Global Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Van Eck VIP Emerging Markets Fund is computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

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          The management fees earned and the expenses waived or assumed by the Adviser for the past three years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISER

Van Eck VIP Global Bond Fund	2010	$471,426	$103,150
	2009	$455,144	$103,540
	2008	$562,624	$45,037

Van Eck VIP Emerging Markets Fund	2010	$2,131,689	$0
	2009	$1,607,337	$0
	2008	$2,260,912	$0

Van Eck VIP Global Hard Assets Fund	2010	$9,164,384	$0
	2009	$7,419,118	$10,938
	2008	$9,500,541	$12,700

          The Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

          Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

          The Funds’ Class S has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Fees paid by the Class S shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institutions which sell Class S shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. Shares of the Initial and R1 Classes are not subject to the expenses of the Plan.

          Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is reapproved annually by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not

19

“interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

          For the fiscal year ended December 31, 2010, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

VAN ECK VIP
GLOBAL HARD ASSETS FUND

Total 12b-1 Fees	$23,172
Compensation to Dealers	(23,172)

Net 12b-1 Fees	—

PORTFOLIO MANAGERS

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds’ securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. The portfolio managers do not believe that their activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER/INVESTMENT TEAM MEMBER SHARE OWNERSHIP

          As of December 31, 2010, none of the portfolio managers or investment team members owned shares of the Trust.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS/INVESTMENT TEAM MEMBERS

          Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2010.

Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Van Eck VIP Emerging Markets Fund	Edward Kuczma (investment team member)	Registered investment companies	1	$148.57 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Emerging Markets Fund	David Semple (portfolio manager)	Registered investment companies	1	$148.57 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Van Eck VIP Emerging Markets Fund	Angus Shillington (investment team member)	Registered investment companies	1	$148.57 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Bond Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	3	$6.338 billion	0	$0
		Other pooled investment vehicles	11	$650.94 million	8	$635.27 million
		Other accounts	8	$606.45 million	2	$325.49 million
Van Eck VIP Global Bond Fund	Gregory Krenzer (co-portfolio manager)	Registered investment companies	2	$5.656 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	3	$5.077 billion	0	$0
		Other pooled investment vehicles	11	$650.94 million	8	$635.27 million
		Other accounts	8	$606.45 million	2	$325.49 million
Van Eck VIP Global Hard Assets Fund	Joseph Foster (investment team member)	Registered investment companies	2	$6.096 billion	0	$0
		Other pooled investment vehicles	3	$590.65 million	0	$0
		Other accounts	1	$726.45 million	0	$0
Van Eck VIP Global Hard Assets Fund	Samuel Halpert (investment team member)	Registered investment companies	1	$4.347 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Geoffrey King (investment team member)	Registered investment companies	1	$4.347 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Gregory Krenzer (investment team member)	Registered investment companies	2	$4.394 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Charl Malan (investment team member)	Registered investment companies	2	$6.096 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Mark Miller (investment team member)	Registered investment companies	0	$0	0	$0
		Other pooled investment vehicles	0	$0	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Edward Mitby (investment team member)	Registered investment companies	1	$4.347 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Shawn Reynolds (co-portfolio manager)	Registered investment companies	2	$5.030 billion	0	$0
		Other pooled investment vehicles	13	$670.09 million	10	$654.43 million
		Other accounts	8	$606.45 million	2	$325.49 million

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

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          The aggregate amount of transactions during the fiscal year ended December 31, 2010 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Fund Name	Transaction Amount	Commissions and Concessions
Van Eck VIP Global Bond Fund	$0	$0
Van Eck VIP Emerging Markets Fund	$416,741,875	$1,164,084
Van Eck VIP Global Hard Assets Fund	$1,237,798,920	$1,386,638

          The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds.

2010 COMMISSIONS

Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$1,198,241
Van Eck VIP Global Hard Assets Fund	$1,457,690

2009 COMMISSIONS
Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$642,047
Van Eck VIP Global Hard Assets Fund	$2,034,884

2008 COMMISSIONS
Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$684,080
Van Eck VIP Global Hard Assets Fund	$1,867,184

          The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year.

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TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2010. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairman of the Board and the Chairman of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairman presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

          The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements,

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the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2000 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 63 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).
R. Alastair Short 57 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; Director, The Medici Archive Project.

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Richard D. Stamberger 51 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.
Robert L. Stelzl 65 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

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          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Program Director for IRRC Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual fund.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2010. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2010. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not

27

required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 47	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Trustees.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)*
Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne Shaner	None	$1 - $10,000
R. Alastair Short	None	$50,001 - $100,000
Richard D. Stamberger	None	Over $100,000
Robert Stelzl	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

          As of March 18, 2011, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of the Trust.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

2010 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck Funds (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairman of the Board an annual retainer of $20,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to October 1, 2010, the Trust paid each Independent Trustee an annual retainer of $40,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee

29

of $2,500 for telephonic meetings. Also, the Van Eck Trusts paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $5,000 and the Chairman of the Governance Committee an annual retainer of $5,000.

          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2010. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Van Eck Trusts	Deferred Compensation From the Van Eck Trusts	Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee
Jon Lukomnik	$ 78,750	$ 78,750	N/A	N/A	$ 78,750
Jane DiRenzo Pigott	$ 72,500	$ 72,500	N/A	N/A	$ 72,500
Wayne Shaner	$ 72,500	$ 0	N/A	N/A	$ 72,500
R. Alastair Short	$ 78,750	$ 0	N/A	N/A	$ 234,625
Richard D. Stamberger	$ 88,750	$ 22,188	N/A	N/A	$ 238,500
Robert Stelzl	$ 67,500	$ 33,750	N/A	N/A	$ 67,500

(1)	The “Fund Complex“ consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 18, 2011, shareholders of record of 5% or more of the outstanding shares of the Fund were as follows:

CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	PERCENTAGE OF CLASS OF FUND OWNED

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	13.58%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVLI-4 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	12.59%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA9 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	10.42%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life PMLIC VLI C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.71%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWPP C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.56%

Van Eck VIP Emerging Markets Fund Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 9220 Corporate Campus, Suite 1000 Louisville, KY 40223-4061	8.16%

Van Eck VIP Emerging Markets Fund Initial Class	Lincoln Benefit Life Co-Annuity C/o Security Benefit Product Valuation Dept. One Security Benefit Place Topeka, KS 66636-1000	5.81%

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CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	PERCENTAGE OF CLASS OF FUND OWNED

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVLI-2 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.19%

Van Eck VIP Emerging Markets Fund Class R1	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	35.12%

Van Eck VIP Emerging Markets Fund Class R1	Nationwide Life NWVA9 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	34.78%

Van Eck VIP Emerging Markets Fund Class R1	Nationwide Life PMLIC VLI C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	26.25%

Van Eck VIP Global Bond Fund Initial Class	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	32.86%

Van Eck VIP Global Bond Fund Initial Class	Great-West OneSource FBO Schwab Annuities Attn: Mutual Fund Trading 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	17.56%

Van Eck VIP Global Bond Fund Initial Class	Nationwide Life PMLIC VLI C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.21%

Van Eck VIP Global Bond Fund Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 9220 Corporate Campus, Suite 1000 Louisville, KY 40223-4061	9.17%

Van Eck VIP Global Bond Fund Initial Class	Nationwide Life NWVLI-2 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.70%

Van Eck VIP Global Bond Fund Initial Class	Midland National Life NAVA Attn: Variable Annuities Services PO Box 79907 Des Moines, IA 50325-0907	5.07%

Van Eck VIP Global Bond Fund Class R1	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	46.97%

Van Eck VIP Global Bond Fund Class R1	Nationwide Life PMLIC VLI C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	35.58%

Van Eck VIP Global Bond Fund Class R1	Nationwide L&A NWVA-B C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	11.75%

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CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	PERCENTAGE OF CLASS OF FUND OWNED

Van Eck VIP Global Hard Assets Fund Initial Class	New York Life – NYL 1F & 2F Attn: Corporate Accounting 300 Interspace Pkwy., 2nd Floor Parsippany, NJ 07054-1125	68.71%

Van Eck VIP Global Hard Assets Fund Initial Class	Pacific Life SELEXD D2 C/o Pacific Life Insurance Company 700 Newport Beach, CA 92660	6.85%

Van Eck VIP Global Hard Assets Fund Initial Class	Nationwide Life NWVLI-4 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.12%

Van Eck VIP Global Hard Assets Fund Class R1	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	45.87%

Van Eck VIP Global Hard Assets Fund Class R1	Nationwide Life NWVA9 C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	38.63%

Van Eck VIP Global Hard Assets Fund Class R1	Nationwide Life PMLIC VLI C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	10.81%

Van Eck VIP Global Hard Assets Fund Class S	AXA Equitable Life SA 49 C/o JP Morgan Worldwide SEC Serv. 1 Beacon St. Boston, MA 02108-3107	31.52%

Van Eck VIP Global Hard Assets Fund Class S	AXA Equitable Life SA FP C/o JP Morgan Worldwide SEC Serv. 1 Beacon St. Boston, MA 02108-3107	26.19%

Van Eck VIP Global Hard Assets Fund Class S	Principal Investment Plus VA C/o Principal Life Insurance Co 711 High St. Des Moines, IA 50325-0907	15.23%

Van Eck VIP Global Hard Assets Fund Class S	Great-West OneSource FBO Schwab Annuities Attn: Mutual Fund Trading 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	15.06%

Van Eck VIP Global Hard Assets Fund Class S	Principal Individual VA C/o Principal Life Insurance Co 711 High St. Des Moines, IA 50325-0907	5.72%

Control Person Ownership

          As of March 18, 2011, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

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FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Van Eck VIP Global Bond Fund	Nationwide Life NWVA II C/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	36.47%

Van Eck VIP Global Hard Assets Fund	New York Life – NYL 1F & 2F Attn: Corporate Accounting 300 Interspace Pkwy., 2nd Floor Parsippany, NJ 07054-1125	60.26%

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

POTENTIAL CONFLICTS OF INTEREST

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage a Fund. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

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PURCHASE OF SHARES

          The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is a Fund’s best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES

          The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the NYSE, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr.’s birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds’ net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          Each Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined

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to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market. The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

          There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

          This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

          Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

          As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders.

          The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer. If a Fund fails to qualify as a registered investment company, the Section 817 diversification requirements may not be satisfied, and the variable contracts may be adversely affected.

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          With respect to foreign securities, foreign taxes may be imposed on these investments by the applicable foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

          The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a “business trust” under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Board has authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

          The Funds are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board, approved the Advisory Agreement and ratified the selection of the Trust’s independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund’s investment objective, policies and restrictions, which together with changes approved by the Board, resulted in the Van Eck VIP Global Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust’s independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

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          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

          Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trust’s portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as the Funds’ transfer agent.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

          Counsel. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds for the fiscal year ended December 31, 2010, are incorporated by reference from the Funds’ Annual Reports to shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

	a.	with a request that the client vote the proxy,

	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an

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officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	a.	proxy statements received;

	b.	identifying number for the portfolio security;

	c.	shareholder meeting date;

	d.	brief identification of the matter voted on;

	e.	whether the vote was cast on the matter;

	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

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3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

2010 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive[4]; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. [6]

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

[5] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achievetwo-thirds independence.

[6] Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

7 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]
2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market

[8] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[9]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[10]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[11]

[9] “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[11] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.

The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;
•	The restatement is accompanied by an SEC inquiry or investigation;
•	The restatement involves revenue recognition;
•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to

12 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[13] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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assets or shareholders equity, or cash flows from financing or investing activities.
15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]
20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through

[14] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6.

The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:[15]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

[15] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16] Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides

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2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.

All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

17In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

18 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Regarding the nominating and or governance committee, we will recommend voting against the following:[19]

1.

All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed. [23]
3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:[24]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

[19] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

20 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[21] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.

22 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24] Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]
4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[27]
5.

The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[29], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary

25 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

26 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

27 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

28 We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.

29 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[30]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3.

A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

[31] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32] Spencer Stuart Board Index, 2009, p. 19

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4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

	6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[34]

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique

[33] There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34] The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4.

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.
2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3.	Independence of the audit committee: The audit committee should consist solely of independent directors.
4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

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1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”[35] When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.[36]

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a

[35] Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

36 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

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structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”[37]

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

[37] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

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During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The

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Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”[38]

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

[38] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

39 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. The Link Between Compensation and Performance

LINKING PAY WITH PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need

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or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program;
•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
•	The quality and content of the Company’s CD&A disclosure and
•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

LIMITS ON EXECUTIVE COMPENSATION

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation

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committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

EQUITY-BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or

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more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

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(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

PERFORMANCE-BASED OPTIONS

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

OPTION BACKDATING, SPRING-LOADING, AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO;

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both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.[40]

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since

[40] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

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NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”[41] In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market

[41] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?

2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4)	Do shareholders have the right to call special meetings of shareholders?

5)	Are there other material governance issues at the Company?

6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional

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capital stock:

(i)

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

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Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

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Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

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However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

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Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance

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arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN:

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http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious

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or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection.We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i)a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i)a company has been suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

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•	The financial risk to the company from the firm’s environmental practices and/or regulation;
•	The relevant company’s current level of disclosure;
•	The level of sustainability information disclosed by the firm’s peers;
•	The industry in which the firm operates;
•	The level and type of sustainability concerns/controversies at the relevant firm, if any;
•	The time frame within which the relevant report is to be produced; and
•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal

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risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human

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rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

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Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances

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of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

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APPENDIX B:
RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

B-1

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

B-2

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

B-3

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

B-4

VAN ECK VIP TRUST STATEMENT OF ADDITIONAL INFORMATION Dated May 1, 2011

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND – CLASS S

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2011 (the “Prospectus”) for the Class S shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2010, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus for the Van Eck VIP Trust (the “Trust”), relating to the Class S shares of the Fund, may be obtained without charge by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2011

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Trust currently consists of four separate series: Van Eck VIP Global Bond Fund and Van Eck VIP Emerging Markets Fund, both of which currently offer Initial Class and Class R1 shares; Van Eck VIP Global Hard Assets Fund, which currently offers Initial Class, Class R1 and Class S shares; and the Fund, which currently offers Initial Class shares. Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and the Fund also have registered Class S shares, but they have not yet commenced operations.

          This SAI only pertains to Class S shares of the Fund. Initial Class, Class R1 and Class S shares of Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund, and Initial Class shares of the Fund are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          Van Eck Associates Corporation serves as investment adviser (the “Adviser”) to the Fund. Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

          The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT POLICIES AND RISKS

          The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”).

          The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Fund summary information - Principal Investment Strategies”, “Fund summary information - Principal Risks” and “Investment objectives, strategies, policies risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Fund may invest.

EVALUATION AND SELECTION OF SUB-ADVISERS

          The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. The Adviser has ultimate responsibility, subject to the oversight of the Board, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

          Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the 1940 Act, pursuant to either an exemptive order obtained by the

3

Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

          The Adviser conducts a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

          As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

          The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

ARBITRAGE TRADING

          The Fund may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

          Merger Arbitrage. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

ASSET-BACKED SECURITIES

          The Fund may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

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COLLATERALIZED MORTGAGE OBLIGATIONS

          The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

          The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

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DEBT SECURITIES

          The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s.

          However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

          The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

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DERIVATIVES

          The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

DIRECT INVESTMENTS

          The Fund may invest in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

          Certain of the Fund’s direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund’s direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration.

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Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.

          In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS RISK

          The Fund may have a substantial portion of its assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and

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other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund’s ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s abilities to participate fully in such price increases may be limited by its investment policies of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          The Fund may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Options, Futures, Warrants and Subscription Rights.”

          Changes in currency exchange rates may affect the Fund’s net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

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          The Fund will enter into forward contracts to duplicate a cash market transaction.

          In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit the Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Fund’s Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INITIAL PUBLIC OFFERINGS

          The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

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          The Fund may invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          Options Transactions. The Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts.

          Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

          The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

          When the Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

          A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

          Writing Covered Call and Put Options. When the Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When the Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the

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option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

          The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

          A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          Receipt of premiums from writing call and put options may provide the Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

          Futures Contracts. The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

          Futures contracts and options on futures contracts may be used reduce the Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

          The Fund may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

          Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that the Fund will be able to enter into a closing transaction.

          When the Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

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          The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts. Futures positions entered into for “bona fide hedging” purposes, as that term is defined under applicable regulations, are excluded from the 5% limitation.

          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Fund, neither the Trust nor the individual Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

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PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REAL ESTATE SECURITIES

          The Fund may not purchase or sell real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

          The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

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          The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

          The Adviser will monitor the liquidity of restricted securities in the Fund’s holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING

          The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SHORT SALES

          The Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SWAPS

          The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as

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well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

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3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

          Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors: Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict

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of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

          Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30-day lag period.

          There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How the Fund is Managed – Management of the Fund.”

          Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private

18

company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser serves as investment manager to the Fund pursuant to the Advisory Agreement between the Trust and the Adviser.

          The Adviser has entered into Sub-Advisory Agreements with the following Sub-Advisers with respect to the Fund: Dix Hills Partners, LLC (“Dix Hills”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), Medley Credit Strategies, LLC (“Medley”), PanAgora Asset Management, Inc. (“PanAgora”) and Primary Funds, LLC (“Primary”). As of the date of this SAI, the Fund’s assets have been allocated among Dix Hills, Medley and Primary. The Adviser and Sub-Advisers furnish an investment program for the Fund and determine, subject to the overall supervision and review of the Board, what investments should be purchased, sold or held. With respect to the Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers.

          The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

          The Advisory Agreement and Sub-Advisory Agreements each provide that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually by (1) the Board or (2) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) , provided that in either event such continuance is also approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements are terminable without penalty, on 60 days’ notice, by the Board or by the vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement and Sub-Advisory Agreements are also terminable upon 60 days notice by the Adviser and will terminate automatically if they are assigned (as defined in the 1940 Act).

          The management fee for the Fund is at an annual rate of 2.50% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub- Adviser in such Underlying Fund. These fees are computed daily and paid monthly. For the years ended December 31, 2008, 2009 and 2010, the Adviser earned a fee in the amounts of $187,023, $188,125 and $189,250, respectively, which amounts are equal to 2.50%, 2.49% and 2.50% of the average daily net asset value of the Fund for such year, respectively.

          The Adviser pays the Sub-Advisers a fee out of the management fee paid to the Adviser. The Fund is not responsible for the payment of the fee to the Sub-Advisers. For the years ended December 31, 2008, 2009 and 2010, the aggregate fees paid by the Adviser to the Sub-Advisers were $50,730, $38,161 and $17,229, respectively, which amounts are equal to 0.64%, 0.68% and 0.51% of the average daily net asset value of the Fund for such year, respectively.

          For the years ended December 31, 2008, 2009 and 2010, the Adviser waived or assumed expenses in the amount of $107,832, $157,447 and $157,418, respectively.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE DISTRIBUTOR

          Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund.

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          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

          The Fund’s Class S has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Fees paid by the Class S shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institutions which sell Class S shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. Shares of the Initial and R1 Classes are not subject to the expenses of the Plan.

          Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is reapproved annually by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

PORTFOLIO MANAGER COMPENSATION

Adviser

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

Dix Hills

          The identified Dix Hills portfolio manager is a founding shareholder of Dix Hills. The compensation of the identified portfolio manager has two primary components: (I) a base salary and (2) a percentage of the profits of the firm paid out quarterly. There are also certain retirement, insurance and other benefits that are broadly available to all Dix Hills employees. Compensation of other Dix Hills investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the December 31 fiscal year of Dix Hills.

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          Dix Hills compensates its founding shareholders through a base salary and a percentage of the net profits of the firm. Other portfolio managers are compensated based primarily on the scale and complexity of their responsibilities, with the focus of the evaluation primarily based on success in achieving portfolio objectives for managed funds and accounts, and secondarily on the performance of the firm. Dix Hills seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

          Salaries, and more appropriately, profit participations are also influenced by the operating performance of Dix Hills. While the salaries of Dix Hills’s founding shareholders are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

LAM

          LAM’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund. Portfolio managers responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub advisory capacity or for LAM, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

          LAM compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce LAM’s investment philosophy.

          Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre tax absolute and relative returns of the accounts managed by them over the current fiscal year and the longer term performance (3, 5 or 10 year, if applicable) of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Martingale

          Martingale’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objective, strategies, risks and fees similar to those of the Fund’s assets. The portfolio managers responsible for managing a portion of the assets of the Fund may also manage other client portfolios for sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios. In some cases, at the client’s request, Martingale’s compensation can be based on investment performance.

          Compensation for all Martingale investment professionals includes an annual base salary plus opportunities to earn a yearly bonus, a profit-sharing retirement plan and partnership income. Salary, bonus and profit-sharing partnership distributions are all cash-based compensation. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm.

Medley

          Medley’s investment team is paid on a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team.

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PanAgora

          PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.

          All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. We do not have any fixed targets relating to those elements.

          Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options, under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Primary

          Christopher Moshy and Timothy Madey each own 50% of Primary and are compensated equally based on the profits of Primary.

PORTFOLIO MANAGER SHARE OWNERSHIP

          As of December 31, 2010, none of the portfolio managers owned shares of the Trust.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

           Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2010.

Adviser

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Stephen Scott	Registered investment companies	1	$45.27 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jan van Eck	Registered investment companies	1	$45.27 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Dix Hills

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Joseph Baggett	Registered investment companies	3	$174 million	3	$174 million

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Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts

	Other pooled investment vehicles	4	$69 million	4	$69 million
	Other accounts	27	$778 million	19	$540 million

LAM

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
David Cleary	Registered investment companies	1	$246.18 million	0	$0
	Other pooled investment vehicles	3	$37.42 million	0	$0
	Other accounts	314	$509 million	0	$0
Christopher Komosa	Registered investment companies	1	$246.18 million	0	$0
	Other pooled investment vehicles	3	$37.42 million	0	$0
	Other accounts	314	$509 million	0	$0

Martingale

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
James M. Eysenbach	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million
William E. Jacques	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million
Samuel Nathans	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million

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Medley

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Robert Comizio	Registered investment companies	1	$50 million	1	$50 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Robert Goodman	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Frank Wang	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

PanAgora

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Bryan Belton	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	4	$236.51 million	1	$10.08 million
	Other accounts	13	$467.63 million	4	$34.42 million
Jonathan Beaulieu	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	4	$236.51 million	1	$10.08 million
	Other accounts	13	$467.63 million	4	$34.42 million
Edward Qian	Registered investment companies	2	$46.41 million	0	$0
	Other pooled investment vehicles	14	$2.10 billion	2	$280.79 million
	Other accounts	32	$3.36 billion	7	$668.6 million

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Primary

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Timothy Madey	Registered investment companies	1	$7 million	1	$7 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	3	$25.5 million	3	$25.5 million
Christopher Moshy	Registered investment companies	1	$7 million	1	$7 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	3	$25.5 million	3	$25.5 million

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and Sub-Advisers look for prompt execution of the order at a favorable price. Generally, the Adviser and Sub-Advisers work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and Sub-Advisers owe a duty to their clients to provide best execution on trades effected.

          The Adviser and Sub-Advisers assume general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser and Sub-Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser and Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser and Sub-Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser or a Sub-Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s and Sub-Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

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          The commissions paid on purchases and sales of portfolio securities by the Fund for the years ended December 31, 2008, 2009 and 2010 were $5,397, $4,293 and $3,297, respectively. None of such amounts are paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Fund.

          The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize an increase in the rate of capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2010. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairman of the Board and the Chairman of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairman presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

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          The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the sub-advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the sub-advisers, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the sub-advisers, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS

INDEPENDENT TRUSTEES:

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2000 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS

INDEPENDENT TRUSTEES:

Wayne H. Shaner 63 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 57 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 51 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 65 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Program Director for IRRC Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group, LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual fund.

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Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2010. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2010. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

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          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 47	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Trustees.

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TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)*
Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne Shaner	None	$1 - $10,000
R. Alastair Short	None	$50,001 - $100,000
Richard D. Stamberger	None	Over $100,000
Robert Stelzl	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

          As of March 18, 2011, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of the Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2010 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck Funds (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairman of the Board an annual retainer of $20,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to October 1, 2010, the Trust paid each Independent Trustee an annual retainer of $40,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. Also, the Van Eck Trusts paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $5,000 and the Chairman of the Governance Committee an annual retainer of $5,000.

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          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2010. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Van Eck Trusts	Deferred Compensation From the Van Eck Trusts	Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee
Jon Lukomnik	$78,750	$78,750	N/A	N/A	$78,750
Jane DiRenzo Pigott	$72,500	$72,500	N/A	N/A	$72,500
Wayne Shaner	$72,500	$0	N/A	N/A	$72,500
R. Alastair Short	$78,750	$0	N/A	N/A	$234,625
Richard D. Stamberger	$88,750	$22,188	N/A	N/A	$238,500
Robert Stelzl	$67,500	$33,750	N/A	N/A	$67,500

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 18, 2011, shareholders of record of 5% or more of the outstanding shares of the Fund were as follows:

CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	PERCENTAGE OF CLASS OF FUND OWNED

Class S	Lincoln Benefit Life Co-Annuity	29.78%
	C/o Security Benefit Product
	Valuation Dept.
	One Security Benefit Place
	Topeka, KS 66636-1000

Class S	Jefferson National Life Insurance Co.	25.72%
	Attn: Separate Accounts
	9920 Corporate Campus, Suite 1000
	Louisville, KY 40223-4051

Class S	New York Life – NYL 1F&2F	20.42%
	Attn: Corporate Accounting
	300 Interpace Pkwy. FL 2
	Parsippany, NJ 07054-1125

Class S	Van Eck Securities Corp.	19.38%
	Attn: Mutual Fund Operations
	335 Madison Ave., 19th Floor
	New York, NY 10017-4611

Control Person Ownership

          As of March 18, 2011, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

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FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Van Eck VIP Multi-Manager Alternatives Fund	Jefferson National Life Insurance Co. Attn: Separate Accounts 9920 Corporate Campus, Suite 1000 Louisville, KY 40223-4051	25.72%

Van Eck VIP Multi-Manager Alternatives Fund	Lincoln Benefit Life Co-Annuity C/o Security Benefit Product Valuation Dept. One Security Benefit Place Topeka, KS 66636-1000	29.79%

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities not allocated to Sub-Advisers are voted in accordance with the Adviser’s proxy voting policies and procedures. The Fund has delegated authority to vote proxies to each Sub-Adviser for the Fund’s portfolio securities allocated to such Sub-Adviser in accordance with their respective voting policies and procedures. The proxy voting policies and procedures or a summary of such policies and procedures for the Adviser and each Sub-Adviser is set forth in Appendix A to this SAI.

          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

POTENTIAL CONFLICTS OF INTEREST

Adviser

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.

SUB-ADVISERS

Dix Hills

          As with all investment advisers, certain inherent conflicts exist, however Dix Hills has implemented a compliance program including customized policies and procedures, in order to mitigate any actual or potential conflicts that exist.

LAM

          LAM’s portfolio managers/analysts manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. LAM manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager/analyst to benefit from his/her peers, and for

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clients to receive the firm’s best thinking, not that of a single portfolio manager. LAM manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

          Although the potential for conflicts of interest exists when an investment adviser and portfolio managers/analysts manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies (collectively, “Similar Accounts”), LAM has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

          For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as LAM may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as LAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability.

          Additionally, portfolio managers/analysts may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of LAM. In addition, LAM could be viewed as having a conflict of interest to the extent that LAM and/or portfolio managers/analysts have a materially larger investment in a Similar Account than their investment in the Fund. Although LAM does not track each individual portfolio manager’s/analyst’s time dedicated to each account, LAM periodically reviews each portfolio manager’s/analyst’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the particular portion of the Fund’s assets for which he or she is responsible.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although Mr. Cleary does not currently manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by LAM manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by LAM may also be permitted to sell securities short. However, LAM currently does not have any portfolio managers/analysts that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed end registered investment companies. When LAM engages in short sales of securities of the type in which the Fund invests, LAM could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. LAM has procedures in place to address these potential conflicts of interest.

Martingale

          Martingale’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Martingale manages all portfolios on a team basis. The team is involved at all levels of the investment process. This allows for every portfolio manager to benefit from his peers and for clients to receive the firm’s best thinking, not that of a single portfolio manager. All accounts are rebalanced individually, and each account is managed to maximize its return per unit of risk. Martingale’s highly systematic investment process fosters equal treatment of all clients and avoids conflicts of interest. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies, Martingale maintains and adheres to policies and procedures for trade allocation and account rebalancing schedules to prevent conflicts of interest from occurring to ensure all accounts are treated fairly and that the Fund is not disadvantaged.

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          As an adviser and a fiduciary to Martingale’s clients, its clients’ interests must always be placed first and foremost, and its trading practices and procedures prohibit unfair trading practices and seek to disclose and avoid any actual or potential conflicts of interests or resolve such conflicts in the client’s favor. Martingale’s policy is to aggregate client transactions where possible and when advantageous to clients. In these instances clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. As a matter of policy, trade allocation procedures must be fair and equitable to all clients with no particular group or client(s) being favored or disfavored over any other clients. Martingale’s policy prohibits any allocation of trades in a manner that Martingale’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. In the event that Martingale trades a single security in many accounts on the same day, all accounts will be bundled together for execution and any partially completed trades will be allocated pro rata. This type of “one off” trade can be done any day during the month regardless of Martingale’s trading calendar.

Medley

          Medley owes its clients honesty and full disclosure. Accordingly, Medley will conduct an annual review of its business practices to identify those that might pose a conflict of interest between Medley and its clients. The Compliance Officer will assure that all relevant disclosure concerning potential conflicts of interest is included in Medley’s Form ADV, will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

PanAgora

          PanAgora is a fiduciary that owes each of its clients a duty of care and loyalty. PanAgora is required to manage each client’s portfolio and to execute securities transactions for clients in a manner that is most favorable under the circumstances. Accordingly, it is PanAgora’s policy to identify circumstances and relationships between PanAgora, its personnel, other clients and other affiliates that are or could potentially be deemed a conflict of interest to PanAgora and assess the impact of such conflict on its clients, and to devise policies and associated procedures to address the conflict of interest. PanAgora’s policies and procedures will be fair and equitable for PanAgora and its clients. PanAgora will not disadvantage a client relative to PanAgora or its affiliates and will make full disclosure of those conflicts to its clients.

          The Chief Compliance Officer and Portfolio Managers are responsible for identifying whether conflicts do or may exist, ensuring that conflicts are addressed in a fair and equitable manner and ensuring that conflicts are adequately disclosed to clients.

Primary

          Primary is committed to fair and ethical business practices and takes special care to avoid conflicts of interests among its clients, employees and service providers. The firm’s conflict of interest policies are contained in its written Policies and Procedures and include, but are not limited to, Personal Security Transactions, Code of Employee Conduct, Trading Execution and Allocations and Proxy Voting.

          Employees must conduct their personal trading in a manner that does not conflict with the interests of any Client Account. Code of Employee Conduct governs employee compensation, beneficial ownership of securities, gifts and entertainment. Because the firm has multiple clients, equitable allocation of trades is critically important. The firm has adopted a trading and allocation policy to provide equal and fair treatment to its clients over time, which is consistent with the Firm’s duty of loyalty. The firm’s Proxy Voting procedure addresses conflicts of interest when voting proxies on behalf of clients and ensures that the firm’s interests will not be placed ahead of their client’s interests.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the

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Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so. Certificates for shares of the Fund will not be issued.

VALUATION OF SHARES

          The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the NYSE, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr.’s birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

          The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use the security’s “fair value” as determined in good faith in

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accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

          The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

          This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

          The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

          As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed.

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However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders.

          The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer. If the Fund fails to qualify as a registered investment company, the Section 817 diversification requirements may not be satisfied, and the variable contracts may be adversely affected.

          With respect to foreign securities, foreign taxes may be imposed on these investments by the applicable foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

          The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

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DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a “business trust” under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Board has authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in the Fund, Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund.

          The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board, approved the Advisory Agreement and ratified the selection of the Trust’s independent registered public accounting firm. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of the Fund are entitled to vote matters affecting the Fund (such as the election of Trustees and ratification of the selection of the Trust’s independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

          Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trust’s portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by

39

its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64150, serves as the Fund’s transfer agent.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

          Counsel. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2010 are incorporated by reference from the Fund’s Annual Report to shareholders, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

	a.	with a request that the client vote the proxy,

	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

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A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	a.	proxy statements received;

	b.	identifying number for the portfolio security;

	c.	shareholder meeting date;

	d.	brief identification of the matter voted on;

	e.	whether the vote was cast on the matter;

	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

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h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its

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fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

2010 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3] We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

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board or is an executive[4]; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. [6]

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

4 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

[5] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6] Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

7 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals

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as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]
2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[9]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full

[8] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

[9] “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[10]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[11]

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public

[10] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[11] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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companies.
3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.

The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
• The restatement involves fraud or manipulation by insiders;
• The restatement is accompanied by an SEC inquiry or investigation;
• The restatement involves revenue recognition;
• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
• The restatement results in a greater than 5% adjustment to net income,

12 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[13] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]
20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make

[14] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6.

The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-

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on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:[15]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.	All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g.,

[15] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16] Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

17 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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officers and directors were allowed to participate).
9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Regarding the nominating and or governance committee, we will recommend voting against the following:[19]

1.

All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin

18 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

20 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed. [23]
3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:[24]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]
4.	The nominating committee chair, when there are less than five or the whole

[21] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.

22 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24] Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

26 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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nominating committee when there are more than 20 members on the board.[27]
5.

The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[29], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

27 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

28 We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.

29 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[30]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3.

A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such

[31] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,”2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32] Spencer Stuart Board Index, 2009, p. 19

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relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[34]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

[33] There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34] The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4.

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

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Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.
2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3.	Independence of the audit committee: The audit committee should consist solely of independent directors.
4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the

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comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

[35] Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

36 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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Mandatory Director Retirement Provisions

Director Term and Age Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director

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could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals

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received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s

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fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

[38] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

39 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Linking Pay with Performance

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

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We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance

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practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program;
•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
•	The quality and content of the Company’s CD&A disclosure and
•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically

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recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

Equity-Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

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5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

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(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

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The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.[40]

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a

[40] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from

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receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”[41] In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if

[41] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?

2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4)	Do shareholders have the right to call special meetings of shareholders?

5)	Are there other material governance issues at the Company?

6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over

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the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting

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arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

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Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●	The terms of any amended advisory or sub-advisory agreement;
●	Any changes in the fee structure paid to the investment advisor; and
●	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy

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when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

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In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of

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management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders,

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and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

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We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to

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assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i)a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i)a company has been suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

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Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;
•	The relevant company’s current level of disclosure;
•	The level of sustainability information disclosed by the firm’s peers;
•	The industry in which the firm operates;
•	The level and type of sustainability concerns/controversies at the relevant firm, if any;
•	The time frame within which the relevant report is to be produced; and
•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

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Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment

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criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

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Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

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Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the

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process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

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APPENDIX A-1

DIX HILLS
PROXY VOTING

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

          The Company’s obligation to vote proxies on behalf of Clients or the Funds is limited. Typically, Dix Hills will be required to vote proxies relating to routine matters for the money market funds that are held in accounts. Nevertheless, Dix Hills has adopted this comprehensive policy in the event that the Company is required to vote proxies of substantial concern.

Risks

In developing this policy and procedures, the Company considered the limited risks associated with its voting of client proxies. This analysis includes risks such as:

•	The Company does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Proxy voting records and client requests to review proxy votes are not maintained.

The Company has established the following guidelines as an attempt to mitigate these risks.

           Policy

          It is the policy of the Company to vote proxies to maximize value for Clients or the Funds. Proxies are an asset of a client, which should be treated by the Company with the same care, diligence, and loyalty as any asset belonging to a client. To that end, the Company will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable the Company to resolve material conflicts of interest before voting proxies.

1.	New account forms of broker-dealers, custodians, or futures commission merchants will state that the Company should receive proxy voting documentation in the event that the Client has

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determined that Dix Hills’ will vote proxies. The designation may also be made by contacting client service representatives.

2.	The Portfolio Managers shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.

The CCO will reasonably try to assess any material conflicts between the Company’s interests and those of its Clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

Provided that no material conflicts of interest are identified, the Company will vote the proxy in the interest of maximizing shareholder value. The Company may also elect to abstain from voting if it deems such abstinence in its Clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.

The Company is not required to vote every proxy and such should not necessarily be construed as a violation of the Company’s fiduciary obligations. There may be times when refraining from voting is in the client’s best interest, such as when the Company’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

6.	If the CCO is made aware of a conflict of interest, the following process will be followed:

a.

The Portfolio Managers and the CCO will consider the proposal by reviewing the proxy voting materials and any additional documentation necessary in determining the appropriate vote. The Portfolio Managers and the CCO may consider the following:

		•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

		•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

		•	Whether the proposal itself is well framed and reasonable.

		•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

		•	Whether the issues presented would best be handled through government or issuer-specific action.

	b.	Upon the provision of a reasonable amount of time to consider the proposal, the Portfolio Manager and CCO will document their decision.

7.	All proxy votes will be recorded and the following information will be maintained:

		•	The name of the issuer of the portfolio Security;

		•	The exchange ticker symbol of the portfolio Security;

		•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio Security;

		•	The shareholder meeting date;

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•	The number of shares the Company is voting on firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a Security holder;

•	Whether or not the Company cast its vote on the matter;

•	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether the Company cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

▪	Conflict: the Company is retained by a client, or is in the process of being retained by a client that is an officer or director of an issuer that is held in the Company’s client portfolios.

▪

Conflict: the Company’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in the Company’s client portfolios. The spouse could attempt to influence the Company to vote in favor of management.

▪	Conflict: the Company or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in the Company’s client portfolios.

Recordkeeping

The Company will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any Employee of the Company, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

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▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: the Company is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	A record of how the Company voted Client proxies.

▪	Documents prepared or created by the Company that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The Company will ensure that Part II of Form ADV and/or the Funds’ PPM is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how the Company voted their securities.

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APPENDIX A-2

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC
AND
LAZARD ASSET MANAGEMENT (CANADA), INC.

A.	Introduction

          Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

          Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

          Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

          As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C.	General Administration

	1.	Overview

          Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy

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agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

          To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

          ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

          Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

          Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

          In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

          Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination

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of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.	Specific Proxy Items

          Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

          Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

          Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

          Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and Its Committees

          Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

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•	For a requirement that a substantial majority (e.g., 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•

For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b.	Anti-takeover Measures

          Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

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•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

          Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

	•	Against proposals to adjourn meetings;

	•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

	•	For proposals providing for confidential voting;

	•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

	•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

	•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

          Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

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4.	Stock Option Plans and Other Executive Compensation Issues

          Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

	•	On a case-by-case basis regarding all stock option plans;

	•	Against restricted stock plans that do not involve any performance criteria;

	•	For employee stock purchase plans;

	•	On a case-by-case basis for stock appreciation rights plans;

	•	For deferred compensation plans;

	•	Against proposals to approve executive loans to exercise options;

	•	Against proposals to re-price underwater options;

•

On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

          Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

          Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

          Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

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E.	Voting Non-U.S. Securities

          Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

          There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

	1.	Overview

          Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

          Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

          All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may

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influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

          ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

          Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b.	Where Approved Guideline Is Case-by-Case

          In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Other Matters

	1.	Issues Relating to Management of Specific Lazard Strategies

          Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its

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clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

          Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

          Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

          As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Review of Policy

          The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

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APPENDIX A-3

MARTINGALE ASSET MANAGEMENT, L.P. DISCLOSURE REGARDING PROXY VOTING POLICIES AND PROCEDURES

Proxy Policy

Martingale Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information, and ISS votes our clients’ proxies as directed in our stated proxy policy. ISS maintains complete and accurate records of all proxy votes.

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ISS

An MSCI Brand

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

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Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

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Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	A supermajority vote requirement;
•	Majority vote standard for director elections with no carve out for contested elections;
•	The inability for shareholders to call special meetings;
•	The inability for shareholders to act by written consent;
•	A dual-class structure; and/or
•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

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Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
1.17.	Failure to replace management as appropriate; or
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Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4.	Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

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These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.
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Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

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Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
	-	serves as liaison between the chairman and the independent directors;
	-	approves information sent to the board;
	-	approves meeting agendas for the board;
	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
	-	has the authority to call meetings of the independent directors;
	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All independent key committees;
•	Established governance guidelines;
•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

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-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

[3] “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
	○	The company’s use of authorized shares during the last three years
•	The Current Request:
	○	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
○

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
	○	The company’s use of authorized preferred shares during the last three years;
•	The Current Request:
	○	Disclosure in the proxy statement of the specific purposes for the proposed increase;
	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
○

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

	○	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

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•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the

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CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
	○	In egregious situations;
	○	When no MSOP item is on the ballot; or
	○	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
	○	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
	○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
	○	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;
•	A single performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or

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•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:
	-	Unclear explanation of how the CEO is involved in the pay setting process;
	-	Retrospective performance targets and methodology not discussed;
	-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
	-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
	-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

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•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

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Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

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The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines;
	-	A holding period requirement coupled with a significant long-term ownership requirement; or
	-	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines, or
	-	A holding period requirement coupled with a significant long-term ownership requirement, or
	-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

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•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

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Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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APPENDIX A-4

MEDLEY CREDIT STRATEGIES, LLC
Disclosure Regarding Proxy Voting Policies and Procedures

September 2010

Policy Statement

These procedures apply to all Funds and other Client accounts for which the Adviser is responsible for voting proxies, including all limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser.

The Adviser generally invests Client assets in liquid debt investments (primarily fixed income securities and loan obligations) in the US and Europe. From time to time, the Adviser is asked to vote on or otherwise consent to certain actions on behalf of a Client as holder of such investments. In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment; and where the Adviser votes proxies, it will do so in the manner that it believes will be consistent with efforts to maximize shareholder values.

Voting of Proxies

Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause the Adviser to vote against such proposals. These might include, among others, excessive compensation, unusual management stock options, preferential voting or “poison pills.” The Adviser will decide these issues on a case-by-case basis.

The Adviser, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the Client account’s best interest to vote. In many instances, the disparate interests of the Fund or other Client account may make it difficult for the Adviser to determine a manner in which to vote and, therefore, will abstain from voting. However, if the Adviser does vote, the Adviser shall cast ballots in a manner it believes to be consistent with the interests of the Fund or Client account and shall not subordinate Client interests to its own. When a Client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the Client regarding how to vote proxies. If the Adviser exercises voting authority with respect to Client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client. (Rule 206(4)-6).

Conflicts of Interest

In furtherance of the Adviser’s goal to vote proxies in the best interests of Clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its Clients before voting proxies on behalf of such Clients.

Procedures for Identifying Conflicts of Interest.

The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

•

The Adviser shall monitor the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Client accounts as a result of personal relationships, significant Client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.

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•

If the Adviser has a conflict of interest in voting proxies on behalf of Client accounts in respect of a specific issuer, the Adviser’s Compliance Officer shall maintain an up to date list of such issuers. The Adviser shall not vote proxies relating to issuers on such list on behalf of Client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

The Adviser’s Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with the Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser’s Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the Client and obtaining its consent before voting;

•	suggesting to the Client that it engage another party to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client.

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Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.

In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The Compliance Officer shall review this policy on an annual basis and revise it as necessary.

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APPENDIX A-5

PANAGORA ASSET MANAGEMENT, INC.
PROXY VOTING POLICY DISCLOSURE

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

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In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

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2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

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APPENDIX A-6

PRIMARY FUNDS, LLC
PROXY VOTING POLICIES AND PROCEDURES

A.	Proxy Voting Policy.

          The Firm instructs each custodian for a Client Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Client Account. The Firm reviews the securities held in its Client Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm marks each proxy solicitation with the date it is received by the Firm.

          After carefully considering proxy solicitation materials and other available facts, the Firm votes all proxies on behalf of Client Accounts, except when it abstains from voting as described below. The CCO or the Lead Analyst make all voting decisions on behalf of a Client Account based solely on the CCO’s or Lead Analyst’s determination of the best interests of that Client Account. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

          The CCO may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

            1. Company Information. If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Client Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

            2. Proxy Voting Policies.

               a. The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Client Account whose proxy is solicited because, on balance, the following factors predominate:

                   (i) If adopted, the proposal would have a positive economic effect on shareholder value;

                   (ii) If adopted, the proposal would pose no threat to existing rights of shareholders;

                   (iii) The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

                   (iv) If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

               b. The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

                   (i) If adopted, the proposal would have an adverse economic effect on shareholder value;

                   (ii) If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

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                   (iii) If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

                   (iv) If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

                   (v) The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

               c. The Firm abstains from voting proxies when it believes that it is appropriate. This may occur when the Firm believes that a proposal either (i) holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern or (ii) will not have a material effect on the Firm’s investment strategy for Client Accounts.

            3. Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with A.2. The Firm will not place its own interests ahead of the interests of its Client Accounts in voting proxies.

          If the Firm determines that the proxy voting policies in A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in A.2(b), and request that the Client Account consent to the Firm’s intended response. If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

            4. Shareholder Proposals by the Firm. The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund’s governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Client Account only at the request of the Client Account or with that Client Account’s prior written consent. The Firm will vote any shares in a Client Account on behalf of a proposal submitted by the Firm in accordance with A.2, unless otherwise directed by the Client Account.

            5. Disclosures to Clients. The Firm includes in Part II of its Form ADV (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of its proxy voting policy and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

B.	Non-Discretionary Accounts.

          The Firm currently has one non-discretionary Client Account. Pursuant to the terms of the Investment Advisory Agreement with that client, the Firm has no authority or responsibility to vote any proxy relating to that Client Account. The Firm therefore promptly forwards any proxy solicitation

A-6-2

materials concerning securities held in that non-discretionary Client Account that the Firm receives to that client.

C.	Proxy Voting Records.

          The firm maintains the following records relating to proxy voting policies and procedures;

a.

Copies of (i) each proxy statement that the Firm receives regarding securities held in Discretionary Accounts, (ii) a record of each vote the Firm casts with respect to securities in each Discretionary Account, (iii) any document the Firm creates that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (iv) each written request from a Discretionary Account for information about how the Firm votes proxies and (v) the Firm’s written response to each oral or written request from a Discretionary Account for such information. The Firm may delegate to a third party the duty to receive and keep the records identified in clauses (i) and (ii) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

b.

A written description of the Firm’s reasons for deciding to vote a proxy (i) in a manner inconsistent with any general guidelines set forth in this Statement; (ii) when such guidelines call for a case-by-case determination; or (iii) when the Firm has identified a material conflict of interest.

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APPENDIX B:
RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

B-1

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed

B-2

exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

B-3

Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

B-4

VAN ECK VIP TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2011

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND – INITIAL CLASS

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2011 (the “Prospectus”) for the Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2010, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus for the Van Eck VIP Trust (the “Trust”), relating to the Initial Class shares of the Fund, may be obtained without charge by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Trust currently consists of four separate series: Van Eck VIP Global Bond Fund and Van Eck VIP Emerging Markets Fund, both of which currently offer Initial Class and Class R1 shares; Van Eck VIP Global Hard Assets Fund, which currently offers Initial Class, Class R1 and Class S shares; and the Fund, which currently offers Initial Class shares. Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and the Fund also have registered Class S shares, but they have not yet commenced operations.

          This SAI only pertains to the Initial Class shares of the Fund. Initial Class, Class R1 and Class S shares of Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund, and Class S shares of the Fund are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          Van Eck Associates Corporation serves as investment adviser (the “Adviser”) to the Fund. Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

          The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT POLICIES AND RISKS

          The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”).

          The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Fund summary information – Principal Investment Strategies”, “Fund summary information – Principal Risks” and “Investment objectives, strategies, policies, risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Fund may invest.

EVALUATION AND SELECTION OF SUB-ADVISERS

          The Adviser, determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. The Adviser has ultimate responsibility, subject to the oversight of the Board, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

          Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the 1940 Act, pursuant to either an exemptive order obtained by the

3

Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

          The Adviser conducts a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

          As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

          The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

ARBITRAGE TRADING

          The Fund may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

          Merger Arbitrage. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

ASSET-BACKED SECURITIES

          The Fund may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

4

COLLATERALIZED MORTGAGE OBLIGATIONS

          The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

          The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

5

DEBT SECURITIES

          The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s.

          However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

          The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

6

DERIVATIVES

          The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

DIRECT INVESTMENTS

          The Fund may invest in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

          Certain of the Fund’s direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund’s direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration.

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Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.

          In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS RISK

          The Fund may have a substantial portion of its assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other

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more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund’s ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s abilities to participate fully in such price increases may be limited by its investment policies of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          The Fund may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Options, Futures, Warrants and Subscription Rights.”

          Changes in currency exchange rates may affect the Fund’s net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

          The Fund will enter into forward contracts to duplicate a cash market transaction.

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          In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit the Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Fund’s Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INITIAL PUBLIC OFFERINGS

          The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

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INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          Options Transactions. The Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts.

          Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

          The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

          When the Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

          A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

          Writing Covered Call and Put Options. When the Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When the Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

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          The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

          A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          Receipt of premiums from writing call and put options may provide the Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

          Futures Contracts. The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

          Futures contracts and options on futures contracts may be used reduce the Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

          The Fund may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

          Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that the Fund will be able to enter into a closing transaction.

          When the Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

          The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts. Futures positions entered into for “bona fide hedging” purposes, as that term is defined under applicable regulations, are excluded from the 5% limitation.

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          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Fund, neither the Trust nor the individual Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Warrants and Subscription Rights. The Fund may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a

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partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REAL ESTATE SECURITIES

          The Fund may not purchase or sell real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

          The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

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RULE 144A AND SECTION 4(2) SECURITIES

          The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

          The Adviser will monitor the liquidity of restricted securities in the Fund’s holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING

          The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SHORT SALES

          The Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SWAPS

          The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed

15

interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

16

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

          Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors: Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

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          Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30-day lag period.

          There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How the Fund is Managed – Management of the Fund.”

          Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser serves as investment manager to the Fund pursuant to the Advisory Agreement between the Trust and the Adviser.

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          The Adviser has entered into Sub-Advisory Agreements with the following Sub-Advisers with respect to the Fund: Dix Hills Partners, LLC (“Dix Hills”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), Medley Credit Strategies, LLC (“Medley”), PanAgora Asset Management, Inc. (“PanAgora”), and Primary Funds, LLC (“Primary”). As of the date of this SAI, the Fund’s assets have been allocated among Dix Hills, Medley and Primary. The Adviser and Sub-Advisers furnish an investment program for the Fund and determine, subject to the overall supervision and review of the Board, what investments should be purchased, sold or held. With respect to the Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers.

          The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

          The Advisory Agreement and Sub-Advisory Agreements each provide that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually by (1) the Board or (2) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event such continuance is also approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements are terminable without penalty, on 60 days’ notice, by the Board or by the vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement and Sub-Advisory Agreements are also terminable upon 60 days notice by the Adviser and will terminate automatically if they are assigned (as defined in the 1940 Act).

          The management fee for the Fund is at an annual rate of 2.50% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Currently, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser (i.e., not by one of the Sub-Advisers) in an Underlying Fund (excluding money market funds). In addition, the Adviser will offset the management fee it charges to the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a Sub-Adviser in such Underlying Fund. These fees are computed daily and paid monthly. For the years ended December 31, 2008, 2009 and 2010, the Adviser earned a fee in the amounts of $187,023, $188,125 and $189,350, respectively, which amounts are equal to 2.50%, 2.49% and 2.50% of the average daily net asset value of the Fund for such year, respectively.

          The Adviser pays the Sub-Advisers a fee out of the management fee paid to the Adviser. The Fund is not responsible for the payment of the fee to the Sub-Advisers. For the years ended December 31, 2008, 2009 and 2010, the aggregate fees paid by the Adviser to the Sub-Advisers were $50,730, $38,161 and $17,229, respectively, which amounts are equal to 0.68%, 0.51% and 0.23% of the average daily net asset value of the Fund for such year, respectively.

          For the years ended December 31, 2008, 2009 and 2010, the Adviser waived or assumed expenses in the amount of $107,832, $157,447 and $157,418, respectively.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE DISTRIBUTOR

          Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

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PORTFOLIO MANAGER COMPENSATION

Adviser

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

Dix Hills

          The identified Dix Hills portfolio manager is a founding shareholder of Dix Hills. The compensation of the identified portfolio manager has two primary components: (I) a base salary and (2) a percentage of the profits of the firm paid out quarterly. There are also certain retirement, insurance and other benefits that are broadly available to all Dix Hills employees. Compensation of other Dix Hills investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the December 31 fiscal year of Dix Hills.

          Dix Hills compensates its founding shareholders through a base salary and a percentage of the net profits of the firm. Other portfolio managers are compensated based primarily on the scale and complexity of their responsibilities, with the focus of the evaluation primarily based on success in achieving portfolio objectives for managed funds and accounts, and secondarily on the performance of the firm. Dix Hills seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

          Salaries, and more appropriately, profit participations are also influenced by the operating performance of Dix Hills. While the salaries of Dix Hills’s founding shareholders are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

LAM

          LAM’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund. Portfolio managers responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub advisory capacity or for LAM, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

          LAM compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce LAM’s investment philosophy.

          Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre tax absolute and relative returns of the

20

accounts managed by them over the current fiscal year and the longer term performance (3, 5 or 10 year, if applicable) of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Martingale

          Martingale’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objective, strategies, risks and fees similar to those of the Fund’s assets. The portfolio managers responsible for managing a portion of the assets of the Fund may also manage other client portfolios for sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios. In some cases, at the client’s request, Martingale’s compensation can be based on investment performance.

          Compensation for all Martingale investment professionals includes an annual base salary plus opportunities to earn a yearly bonus, a profit-sharing retirement plan and partnership income. Salary, bonus and profit-sharing partnership distributions are all cash-based compensation. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm.

Medley

          Medley’s investment team is paid on a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team.

PanAgora

          PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual industry) and are rewarded with meaningful performance-based annual bonuses.

          All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. We do not have any fixed targets relating to those elements.

          Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options, under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Primary

          Christopher Moshy and Timothy Madey each own 50% of Primary and are compensated equally based on the profits of Primary.

PORTFOLIO MANAGER SHARE OWNERSHIP

          As of December 31, 2010, none of the portfolio managers owned shares of the Trust.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

          Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2010.

Adviser

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Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Stephen Scott	Registered investment companies	1	$45.27 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jan van Eck	Registered investment companies	1	$45.27 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Dix Hills

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Joseph Baggett	Registered investment companies	3	$174 million	3	$174 million
	Other pooled investment vehicles	4	$69 million	4	$69 million
	Other accounts	27	$778 million	19	$540 million

LAM

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
David Cleary	Registered investment companies	1	$246.18 million	0	$0
	Other pooled investment vehicles	3	$37.42 million	0	$0
	Other accounts	314	$509 million	0	$0
Christopher Komosa	Registered investment companies	1	$246.18 million	0	$0
	Other pooled investment vehicles	3	$37.42 million	0	$0
	Other accounts	314	$509 million	0	$0

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Martingale

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
James M. Eysenbach	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million
William E. Jacques	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million
Samuel Nathans	Registered investment companies	1	$35.9 million	0	$0
	Other pooled investment vehicles	10	$400.8 million	1	$19.6 million
	Other accounts	40	$1.438 billion	2	$144.6 million

Medley

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Robert Comizio	Registered investment companies	1	$50 million	1	$50 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Robert Goodman	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Frank Wang	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

PanAgora

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Bryan Belton	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	4	$236.51 million	1	$10.08 million
	Other accounts	13	$467.63 million	4	$34.42 million

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Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Jonathan Beaulieu	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	4	$236.51 million	1	$10.08 million
	Other accounts	13	$467.63 million	4	$34.42 million
Edward Qian	Registered investment companies	2	$46.41 million	0	$0
	Other pooled investment vehicles	14	$2.10 billion	2	$280.79 million
	Other accounts	32	$3.36 billion	7	$668.6 million

Primary

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2010)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Timothy Madey	Registered investment companies	1	$7 million	1	$7 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	3	$25.5 million	3	$25.5 million
Christopher Moshy	Registered investment companies	1	$7 million	1	$7 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	3	$25.5 million	3	$25.5 million

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and Sub-Advisers look for prompt execution of the order at a favorable price. Generally, the Adviser and Sub-Advisers work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and Sub-Advisers owe a duty to their clients to provide best execution on trades effected.

          The Adviser and Sub-Advisers assume general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser and Sub-Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser and Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the

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Adviser and Sub-Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser or a Sub-Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s and Sub-Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

          The commissions paid on purchases and sales of portfolio securities by the Fund for the years ended December 31, 2008, 2009 and 2010 were $5,397, $4,293 and $3,297, respectively. None of such amounts are paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Fund.

          The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize an increase in the rate of capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2010. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairman of the Board and the Chairman of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairman presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent

25

Trustees generally between meetings. The Chairman may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

          The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the sub-advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the sub-advisers, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the sub-advisers, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS

INDEPENDENT TRUSTEES:

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2000 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 63 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 57 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 51 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 65 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment

27

management industry and is Program Director for IRRC Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual fund.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2010. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2010. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background

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information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

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OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 47	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Trustees.

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TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)*
Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne Shaner	None	$1 - $10,000
R. Alastair Short	None	$50,001 - $100,000
Richard D. Stamberger	None	Over $100,000
Robert Stelzl	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

          As of March 18, 2011, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of the Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2010 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck Funds (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairman of the Board an annual retainer of $20,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to October 1, 2010, the Trust paid each Independent Trustee an annual retainer of $40,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. Also, the Van Eck Trusts paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $5,000 and the Chairman of the Governance Committee an annual retainer of $5,000.

          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2010. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Van Eck Trusts	Deferred Compensation From the Van Eck Trusts	Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee
Jon Lukomnik	$78,750	$78,750	N/A	N/A	$78,750
Jane DiRenzo Pigott	$72,500	$72,500	N/A	N/A	$72,500
Wayne Shaner	$72,500	$0	N/A	N/A	$72,500
R. Alastair Short	$78,750	$0	N/A	N/A	$234,625

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Name of Trustee	Aggregate Compensation From the Van Eck Trusts	Deferred Compensation From the Van Eck Trusts	Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee
Richard D. Stamberger	$88,750	$22,188	N/A	N/A	$238,500
Robert Stelzl	$67,500	$33,750	N/A	N/A	$67,500

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 18, 2011, shareholders of record of 5% or more of the outstanding shares of the Fund were as follows:

CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	PERCENTAGE OF CLASS OF FUND OWNED

Initial Class	Lincoln Benefit Life Co-Annuity C/o Security Benefit Product Valuation Dept.. One Security Benefit Place Topeka, KS 66636-1000	29.78%

Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 9920 Corporate Campus, Suite 1000 Louisville, KY 40223-4051	25.72%

Initial Class	New York Life – NYL 1F & 2F Attn: Corporate Accounting 300 Interpace Pkwy. FL 2 Parsippany, NJ 07054-1125	20.42%

Initial Class	Van Eck Securities Corp. Attn: Mutual Fund Operations 335 Madison Ave., 19th Floor New York, NY 10017-4611	19.38%

Control Person Ownership

          As of March 18, 2011, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Van Eck VIP Multi-Manager Alternatives Fund	Jefferson National Life Insurance Co. Attn: Separate Accounts 9920 Corporate Campus, Suite 1000 Louisville, KY 40223-4051	25.72%

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FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Van Eck VIP Multi-Manager Alternatives Fund	Lincoln Benefit Life Co-Annuity C/o Security Benefit Product Valuation Dept. One Security Benefit Place Topeka, KS 66636-1000	29.79%

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities not allocated to Sub-Advisers are voted in accordance with the Adviser’s proxy voting policies and procedures. The Fund has delegated authority to vote proxies to each Sub-Adviser for the Fund’s portfolio securities allocated to such Sub-Adviser in accordance with their respective voting policies and procedures. The proxy voting policies and procedures or a summary of such policies and procedures for the Adviser and each Sub-Adviser is set forth in Appendix A to this SAI.

          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

POTENTIAL CONFLICTS OF INTEREST

Adviser

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.

SUB-ADVISERS

Dix Hills

          As with all investment advisers, certain inherent conflicts exist, however Dix Hills has implemented a compliance program including customized policies and procedures, in order to mitigate any actual or potential conflicts that exist.

LAM

          LAM’s portfolio managers/analysts manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. LAM manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager/analyst to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. LAM manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

          Although the potential for conflicts of interest exists when an investment adviser and portfolio managers/analysts manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies (collectively, “Similar Accounts”), LAM has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade

33

allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

          For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as LAM may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as LAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability.

          Additionally, portfolio managers/analysts may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of LAM. In addition, LAM could be viewed as having a conflict of interest to the extent that LAM and/or portfolio managers/analysts have a materially larger investment in a Similar Account than their investment in the Fund. Although LAM does not track each individual portfolio manager’s/analyst’s time dedicated to each account, LAM periodically reviews each portfolio manager’s/analyst’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the particular portion of the Fund’s assets for which he or she is responsible.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although Mr. Cleary does not currently manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by LAM manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by LAM may also be permitted to sell securities short. However, LAM currently does not have any portfolio managers/analysts that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed end registered investment companies. When LAM engages in short sales of securities of the type in which the Fund invests, LAM could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. LAM has procedures in place to address these potential conflicts of interest.

Martingale

          Martingale’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Martingale manages all portfolios on a team basis. The team is involved at all levels of the investment process. This allows for every portfolio manager to benefit from his peers and for clients to receive the firm’s best thinking, not that of a single portfolio manager. All accounts are rebalanced individually, and each account is managed to maximize its return per unit of risk. Martingale’s highly systematic investment process fosters equal treatment of all clients and avoids conflicts of interest. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies, Martingale maintains and adheres to policies and procedures for trade allocation and account rebalancing schedules to prevent conflicts of interest from occurring to ensure all accounts are treated fairly and that the Fund is not disadvantaged.

          As an adviser and a fiduciary to Martingale’s clients, its clients’ interests must always be placed first and foremost, and its trading practices and procedures prohibit unfair trading practices and seek to disclose and avoid any actual or potential conflicts of interests or resolve such conflicts in the client’s favor. Martingale’s policy is to aggregate client transactions where possible and when advantageous to clients. In these instances clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. As a matter of policy, trade allocation procedures must be fair and equitable to all clients with no particular group or client(s) being favored or disfavored over any other clients. Martingale’s policy prohibits any allocation of trades in a manner that Martingale’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. In the event that Martingale trades a single security in many accounts on the same day, all accounts will be bundled together for execution and any partially completed trades will be allocated pro rata. This type of “one off” trade can be done any day during the month regardless of Martingale’s trading calendar.

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Medley

          Medley owes its clients honesty and full disclosure. Accordingly, Medley will conduct an annual review of its business practices to identify those that might pose a conflict of interest between Medley and its clients. The Compliance Officer will assure that all relevant disclosure concerning potential conflicts of interest is included in Medley’s Form ADV, will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

PanAgora

          PanAgora is a fiduciary that owes each of its clients a duty of care and loyalty. PanAgora is required to manage each client’s portfolio and to execute securities transactions for clients in a manner that is most favorable under the circumstances. Accordingly, it is PanAgora’s policy to identify circumstances and relationships between PanAgora, its personnel, other clients and other affiliates that are or could potentially be deemed a conflict of interest to PanAgora and assess the impact of such conflict on its clients, and to devise policies and associated procedures to address the conflict of interest. PanAgora’s policies and procedures will be fair and equitable for PanAgora and its clients. PanAgora will not disadvantage a client relative to PanAgora or its affiliates and will make full disclosure of those conflicts to its clients.

          The Chief Compliance Officer and Portfolio Managers are responsible for identifying whether conflicts do or may exist, ensuring that conflicts are addressed in a fair and equitable manner and ensuring that conflicts are adequately disclosed to clients.

Primary

          Primary is committed to fair and ethical business practices and takes special care to avoid conflicts of interests among its clients, employees and service providers. The firm’s conflict of interest policies are contained in its written Policies and Procedures and include, but are not limited to, Personal Security Transactions, Code of Employee Conduct, Trading Execution and Allocations, and Proxy Voting.

          Employees must conduct their personal trading in a manner that does not conflict with the interests of any Client Account. Code of Employee Conduct governs employee compensation, beneficial ownership of securities and gifts & entertainment. Because the Firm has multiple clients, equitable allocation of trades is critically important. The Firm has adopted a trading and allocation policy to provide equal and fair treatment to its clients over time, consistent with the Firm’s duty of loyalty. The firm’s Proxy Voting procedure addresses conflicts of interest when voting proxies on behalf of clients and ensures that the firm’s interests will not be placed ahead of clients’ interests.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national

35

business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so. Certificates for shares of the Fund will not be issued.

VALUATION OF SHARES

          The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the NYSE, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr.’s birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

36

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

          The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

          This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

          The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

          As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders.

          The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer. If the Fund fails to qualify as a registered investment company, the Section 817 diversification requirements may not be satisfied, and the variable contracts may be adversely affected.

37

          With respect to foreign securities, foreign taxes may be imposed on these investments by the applicable foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

          The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

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DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a “business trust” under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Board has the authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in the Fund, Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund.

          The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board, approved the Advisory Agreement and ratified the selection of the Trust’s independent registered public accounting firm. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of the Fund are entitled to vote matters affecting the Fund (such as the election of Trustees and ratification of the selection of the Trust’s independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

          Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trust’s portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by

39

its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64150, serves as the Fund’s transfer agent.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

          Counsel. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2010 are incorporated by reference from the Fund’s Annual Report to shareholders, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES
VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:
1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

2010 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim

[1] NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the

[2] If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3] We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

board or is an executive[4]; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. [6]

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically

[4] We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

[5] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6] Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7] We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]
2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[9]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999

[8] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

[9] “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[10]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[11]

[10] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[11] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.

The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors

12 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[13] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

apply:
	•	The restatement involves fraud or manipulation by insiders;
	•	The restatement is accompanied by an SEC inquiry or investigation;
	•	The restatement involves revenue recognition;
	•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
	•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]
20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

[14] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6.

The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:[15]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.	All members of the compensation committee when performance goals were

[15] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16] Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17] In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.

All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

18 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

Regarding the nominating and or governance committee, we will recommend voting against the following:[19]

1.

All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed. [23]
3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:[24]

[19] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

20 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[21] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.

22 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24] Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]
4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[27]
5.

The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk

25 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

26 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

27 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

28 We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.

exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[29], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[30]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically

29 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3.

A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

[31] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32] Spencer Stuart Board Index, 2009, p. 19

[33] There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[34]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

[34] The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

4.

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.
2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3.	Independence of the audit committee: The audit committee should consist solely of independent directors.
4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The

[35] Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

36 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Retirement Provisions

Director Term and Age Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[37] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When

[38] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

39 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

III. The Link Between Compensation and Performance

Linking Pay with Performance

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program;
•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
•	The quality and content of the Company’s CD&A disclosure and
•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

Equity-Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.[40]

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that

[40] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”[41] In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally

[41] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?

2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4)	Do shareholders have the right to call special meetings of shareholders?

5)	Are there other material governance issues at the Company?

6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;
•	Any changes in the fee structure paid to the investment advisor; and
•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. Environmental, Social and Governance Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i)a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i)a company has been suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;
•	The relevant company’s current level of disclosure;
•	The level of sustainability information disclosed by the firm’s peers;
•	The industry in which the firm operates;
•	The level and type of sustainability concerns/controversies at the relevant firm, if any;
•	The time frame within which the relevant report is to be produced; and
•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

APPENDIX A-1

DIX HILLS
PROXY VOTING

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

          The Company’s obligation to vote proxies on behalf of Clients or the Funds is limited. Typically, Dix Hills will be required to vote proxies relating to routine matters for the money market funds that are held in accounts. Nevertheless, Dix Hills has adopted this comprehensive policy in the event that the Company is required to vote proxies of substantial concern.

Risks

In developing this policy and procedures, the Company considered the limited risks associated with its voting of client proxies. This analysis includes risks such as:

•	The Company does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Proxy voting records and client requests to review proxy votes are not maintained.

The Company has established the following guidelines as an attempt to mitigate these risks.

          Policy

          It is the policy of the Company to vote proxies to maximize value for Clients or the Funds. Proxies are an asset of a client, which should be treated by the Company with the same care, diligence, and loyalty as any asset belonging to a client. To that end, the Company will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable the Company to resolve material conflicts of interest before voting proxies.

1.

New account forms of broker-dealers, custodians, or futures commission merchants will state that the Company should receive proxy voting documentation in the event that the Client has determined that Dix Hills’ will vote proxies. The designation may also be made by contacting client service representatives.

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2.	The Portfolio Managers shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.

The CCO will reasonably try to assess any material conflicts between the Company’s interests and those of its Clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

Provided that no material conflicts of interest are identified, the Company will vote the proxy in the interest of maximizing shareholder value. The Company may also elect to abstain from voting if it deems such abstinence in its Clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.

The Company is not required to vote every proxy and such should not necessarily be construed as a violation of the Company’s fiduciary obligations. There may be times when refraining from voting is in the client’s best interest, such as when the Company’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

6.	If the CCO is made aware of a conflict of interest, the following process will be followed:

a.

The Portfolio Managers and the CCO will consider the proposal by reviewing the proxy voting materials and any additional documentation necessary in determining the appropriate vote. The Portfolio Managers and the CCO may consider the following:

• Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

• Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

• Whether the proposal itself is well framed and reasonable.

• Whether implementation of the proposal would achieve the objectives sought in the proposal.

• Whether the issues presented would best be handled through government or issuer-specific action.

	b.	Upon the provision of a reasonable amount of time to consider the proposal, the Portfolio Manager and CCO will document their decision.

7.	All proxy votes will be recorded and the following information will be maintained:

	•	The name of the issuer of the portfolio Security;

	•	The exchange ticker symbol of the portfolio Security;

	•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio Security;

	•	The shareholder meeting date;

	•	The number of shares the Company is voting on firm-wide;

	•	A brief identification of the matter voted on;

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•	Whether the matter was proposed by the issuer or by a Security holder;

•	Whether or not the Company cast its vote on the matter;

•	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether the Company cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

▪	Conflict: the Company is retained by a client, or is in the process of being retained by a client that is an officer or director of an issuer that is held in the Company’s client portfolios.

▪

Conflict: the Company’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in the Company’s client portfolios. The spouse could attempt to influence the Company to vote in favor of management.

▪	Conflict: the Company or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in the Company’s client portfolios.

Recordkeeping

The Company will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any Employee of the Company, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: the Company is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

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Proxy voting records:

▪	A record of how the Company voted Client proxies.

▪	Documents prepared or created by the Company that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The Company will ensure that Part II of Form ADV and/or the Funds’ PPM is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how the Company voted their securities.

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APPENDIX A-2

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC
AND
LAZARD ASSET MANAGEMENT (CANADA), INC.

A.	Introduction

          Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

          Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

          Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

          As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C.	General Administration

	1.	Overview

          Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy

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agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

          To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

          ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

          Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

          Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

          In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

          Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination

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of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.	Specific Proxy Items

          Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

          Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

          Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

          Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and Its Committees

          Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

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•	For a requirement that a substantial majority (e.g., 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•

For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b.	Anti-takeover Measures

          Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

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•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

          Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

          Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

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4.	Stock Option Plans and Other Executive Compensation Issues

          Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•

On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

          Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

          Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

          Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

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E.	Voting Non-U.S. Securities

          Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

          There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

	1.	Overview

          Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

          Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

	•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

	•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

	•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

          All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may

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influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

          ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

          Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b.	Where Approved Guideline Is Case-by-Case

          In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

          Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its

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clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

          Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

          Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

          As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Review of Policy

          The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

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APPENDIX A-3

MARTINGALE ASSET MANAGEMENT, L.P.

DISCLOSURE REGARDING PROXY VOTING POLICIES AND PROCEDURES

Proxy Policy

Martingale Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information, and ISS votes our clients’ proxies as directed in our stated proxy policy. ISS maintains complete and accurate records of all proxy votes.

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ISS

An MSCI Brand

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

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Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

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Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	A supermajority vote requirement;
•	Majority vote standard for director elections with no carve out for contested elections;
•	The inability for shareholders to call special meetings;
•	The inability for shareholders to act by written consent;
•	A dual-class structure; and/or
•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

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Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

	1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
	1.17.	Failure to replace management as appropriate; or
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Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

	2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or
	2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.
	2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
2.4.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

	3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
	3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
	3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
	3.4.	The full board is less than majority independent.

4.	Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
	•	Medical issues/illness;
	•	Family emergencies; and
	•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

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These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

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Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

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Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
	-	serves as liaison between the chairman and the independent directors;
	-	approves information sent to the board;
	-	approves meeting agendas for the board;
	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
	-	has the authority to call meetings of the independent directors;
	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All independent key committees;
•	Established governance guidelines;
•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

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-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

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[3] “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	• Past Board Performance:
	○	The company’s use of authorized shares during the last three years
•	• The Current Request:
	○	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
○

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
	○	The company’s use of authorized preferred shares during the last three years;
•	The Current Request:
	○	Disclosure in the proxy statement of the specific purposes for the proposed increase;
	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
○

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

	○	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

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•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the

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CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
	○	In egregious situations;
	○	When no MSOP item is on the ballot; or
	○	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
	○	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
	○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
	○	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;
•	A single performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or

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•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:
	-	Unclear explanation of how the CEO is involved in the pay setting process;
	-	Retrospective performance targets and methodology not discussed;
	-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
	-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
	-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

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•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

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Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

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The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines;
	-	A holding period requirement coupled with a significant long-term ownership requirement; or
	-	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines, or
	-	A holding period requirement coupled with a significant long-term ownership requirement, or
	-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

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•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

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Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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APPENDIX A-4

MEDLEY CREDIT STRATEGIES, LLC
Disclosure Regarding Proxy Voting Policies and Procedures

September 2010

Policy Statement

These procedures apply to all Funds and other Client accounts for which the Adviser is responsible for voting proxies, including all limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser.

The Adviser generally invests Client assets in liquid debt investments (primarily fixed income securities and loan obligations) in the US and Europe. From time to time, the Adviser is asked to vote on or otherwise consent to certain actions on behalf of a Client as holder of such investments. In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment; and where the Adviser votes proxies, it will do so in the manner that it believes will be consistent with efforts to maximize shareholder values.

Voting of Proxies

Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause the Adviser to vote against such proposals. These might include, among others, excessive compensation, unusual management stock options, preferential voting or “poison pills.” The Adviser will decide these issues on a case-by-case basis.

The Adviser, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the Client account’s best interest to vote. In many instances, the disparate interests of the Fund or other Client account may make it difficult for the Adviser to determine a manner in which to vote and, therefore, will abstain from voting. However, if the Adviser does vote, the Adviser shall cast ballots in a manner it believes to be consistent with the interests of the Fund or Client account and shall not subordinate Client interests to its own. When a Client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the Client regarding how to vote proxies. If the Adviser exercises voting authority with respect to Client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client. (Rule 206(4)-6).

Conflicts of Interest

In furtherance of the Adviser’s goal to vote proxies in the best interests of Clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its Clients before voting proxies on behalf of such Clients.

Procedures for Identifying Conflicts of Interest.

The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

•

The Adviser shall monitor the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Client accounts as a result of personal relationships, significant Client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.

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•

If the Adviser has a conflict of interest in voting proxies on behalf of Client accounts in respect of a specific issuer, the Adviser’s Compliance Officer shall maintain an up to date list of such issuers. The Adviser shall not vote proxies relating to issuers on such list on behalf of Client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

The Adviser’s Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with the Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser’s Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the Client and obtaining its consent before voting;

•	suggesting to the Client that it engage another party to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client.

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Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.

In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The Compliance Officer shall review this policy on an annual basis and revise it as necessary.

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APPENDIX A-5

PANAGORA ASSET MANAGEMENT, INC.
PROXY VOTING POLICY DISCLOSURE

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our

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third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

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1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

          Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

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APPENDIX A-6

PRIMARY FUNDS, LLC

PROXY VOTING POLICIES AND PROCEDURES

A.	Proxy Voting Policy.

          The Firm instructs each custodian for a Client Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Client Account. The Firm reviews the securities held in its Client Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm marks each proxy solicitation with the date it is received by the Firm.

          After carefully considering proxy solicitation materials and other available facts, the Firm votes all proxies on behalf of Client Accounts, except when it abstains from voting as described below. The CCO or the Lead Analyst make all voting decisions on behalf of a Client Account based solely on the CCO’s or Lead Analyst’s determination of the best interests of that Client Account. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

          The CCO may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

                    1.          Company Information. If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Client Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

                    2.          Proxy Voting Policies.

                                 a.          The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Client Account whose proxy is solicited because, on balance, the following factors predominate:

                                              (i)          If adopted, the proposal would have a positive economic effect on shareholder value;

                                              (ii)         If adopted, the proposal would pose no threat to existing rights of shareholders;

                                              (iii)        The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

                                              (iv)        If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

                                 b.          The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

                                              (i)          If adopted, the proposal would have an adverse economic effect on shareholder value;

                                              (ii)         If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

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                                              (iii)        If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

                                              (iv)        If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

                                              (v)          The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

                                 c.          The Firm abstains from voting proxies when it believes that it is appropriate. This may occur when the Firm believes that a proposal either (i) holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern or (ii) will not have a material effect on the Firm’s investment strategy for Client Accounts.

                    3.          Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with A.2. The Firm will not place its own interests ahead of the interests of its Client Accounts in voting proxies.

          If the Firm determines that the proxy voting policies in A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in A.2(b), and request that the Client Account consent to the Firm’s intended response. If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

                    4.          Shareholder Proposals by the Firm. The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund’s governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Client Account only at the request of the Client Account or with that Client Account’s prior written consent. The Firm will vote any shares in a Client Account on behalf of a proposal submitted by the Firm in accordance with A.2, unless otherwise directed by the Client Account.

                    5.          Disclosures to Clients. The Firm includes in Part II of its Form ADV (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of its proxy voting policy and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

B.	Non-Discretionary Accounts.

          The Firm currently has one non-discretionary Client Account. Pursuant to the terms of the Investment Advisory Agreement with that client, the Firm has no authority or responsibility to vote any proxy relating to that Client Account. The Firm therefore promptly forwards any proxy solicitation

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materials concerning securities held in that non-discretionary Client Account that the Firm receives to that client.

C.	Proxy Voting Records.

The firm maintains the following records relating to proxy voting policies and procedures;

a.

Copies of (i) each proxy statement that the Firm receives regarding securities held in Discretionary Accounts, (ii) a record of each vote the Firm casts with respect to securities in each Discretionary Account, (iii) any document the Firm creates that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (iv) each written request from a Discretionary Account for information about how the Firm votes proxies and (v) the Firm’s written response to each oral or written request from a Discretionary Account for such information. The Firm may delegate to a third party the duty to receive and keep the records identified in clauses (i) and (ii) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

b.

A written description of the Firm’s reasons for deciding to vote a proxy (i) in a manner inconsistent with any general guidelines set forth in this Statement; (ii) when such guidelines call for a case-by-case determination; or (iii) when the Firm has identified a material conflict of interest.

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APPENDIX B:
RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

VAN ECK VIP TRUST

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	(1) Master Trust Agreement.(1)

(2) Amendment No. 1 to Master Trust Agreement.(1)

(3) Amendment No. 2 to Master Trust Agreement.(1)

(4) Amendment No. 3 to Master Trust Agreement.(1)

(5) Amendment No. 4 to Master Trust Agreement.(1)

(6) Amendment No. 5 to Master Trust Agreement.(1)

(7) Amendment No. 6 to Master Trust Agreement.(1)

(8) Amendment No. 7 to Master Trust Agreement.(1)

(9) Amendment No. 8 to Master Trust Agreement.(1)

(10) Amendment No. 9 to Master Trust Agreement.(1)

(11) Amendment No. 10 to Master Trust Agreement.(1)

(12) Amendment No. 11 to Master Trust Agreement.(1)

(13) Amendment No. 12 to Master Trust Agreement.(1)

(14) Amendment No. 13 to Master Trust Agreement.(3)

(15) Amendment No. 14 to Master Trust Agreement.(4)

(16) Amendment No. 15 to Master Trust Agreement.(4)

(17) Amendment No. 16 to Master Trust Agreement.(7)

(18) Amendment No. 17 to Master Trust Agreement.(12)

(19) Amendment No. 18 to Master Trust Agreement.(13)

(b)	By-Laws of Registrant.(1)

(c)	(1)

Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Master Trust Agreement, as amended, and Article 9 of the Registrant’s By-Laws, both of which are incorporated by reference above.

	(2)	Form of certificate of shares of beneficial interest of Van Eck VIP Global Hard Assets Fund (formerly, Gold and Natural Resources Fund).(1)

(d)	(1)	Advisory Agreement.(3)

	(2)	(i)	Form of Sub-Advisory Agreement with respect to Van Eck VIP Multi-Manager Alternatives Fund (formerly, Worldwide Absolute Return Fund).(3)

		(ii)	Schedule of Parties to Sub-Advisory Agreements with respect to Van Eck VIP Multi-Manager Alternatives Fund (formerly, Worldwide Absolute Return Fund), filed herewith.

(e)	(1)	(i)	Distribution Agreement with respect to Van Eck VIP Global Hard Assets Fund (formerly Gold and Natural Resources Fund) and Van Eck VIP Global Bond Fund (formerly, Global Bond Fund).(1)

(i) Amendments to Distribution Agreement (Van Eck VIP Emerging Markets (formerly, Worldwide Emerging Markets)).(4)
		(ii)	Amendment to Distribution Agreement (Van Eck VIP Multi-Manager Alternatives Fund (formerly, Worldwide Absolute Return Fund)).(4)

	(2)	Distribution Agreement with respect to Van Eck VIP Multi-Manager Alternatives Fund (formerly, Worldwide Absolute Return Fund).(3)

	(3)	Form of Fund Participation Agreement.(1)

(f)	Not Applicable.

(g)	Custodian Agreement.(2)

(h)	(1)	Shareholder Services Agreement with CNA.(5)

	(2)	Form of Trustee Indemnification Agreement.(8)

	(3)	Form of Participation Agreement with Unaffiliated Fund Complexes.(9)

(i)	(1) Opinion and Consent of Counsel.(7)

(2) Opinion and Consent of Counsel with respect to the addition of Class S shares for Van Eck VIP Multi-Manager Alternatives Fund.(13)

(j)	(1)	Consent of Goodwin Procter LLP.(13)

	(2)	Consent of Independent Registered Public Accounting Firm, filed herewith.

	(3)	Powers of Attorney.(10)

	(4)	Jan F. van Eck Power of Attorney, filed herewith.

(k)	Not Applicable.

(l)

Subscription Agreements for Registrant’s initial series, Van Eck VIP Global Hard Assets Fund (formerly, Gold and Natural Resources Fund) and Van Eck VIP Global Bond Fund (formerly, Global Bond Fund).(1)

(m)	Form of 12b-1 Plan for Class S Shares.(6)

(n)	Multiple Class Plan pursuant to Rule 18f-3.(12)

2

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter.(12)

	(2)	Code of Ethics of Martingale Asset Management L.P.(4)

	(3)	Code of Ethics for Lazard Asset Management LLC.(8)

	(4)	Code of Ethics for PanAgora Asset Management, Inc.(9)

	(5)	Code of Ethics of Dix Hills Partners, LLC.(11)

	(6)	Code of Ethics of Primary Funds, LLC.(13)

	(7)	Code of Ethics of Medley Credit Strategies, LLC (successor to Viathon Capital, L.P., filed herewith.

(1)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 1, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 6, 2001.

(3)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 27, 2003.

(4)	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 30, 2004.

(5)	Incorporated by reference to Post Effective Amendment No. 27 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed February 25, 2005.

(6)	Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed June 27, 2005.

(7)	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed September 23, 2005.

(8)	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 13, 2007.

(9)	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed February 15, 2008.

(10)	Incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 14, 2008.

(11)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement of Van Eck Fund, File Nos. 02-97596 and 811-04297, filed April 3, 2009.

(12)	Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 17, 2009.

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(13)	Incorporated by reference to Post Effective Amendment No. 43 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 30, 2010.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 30. INDEMNIFICATION.

          Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Item 7 of the Advisory Agreement, Item 8 of the Subadvisory Agreements and Section 5 of the Distribution Agreements.

          The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

          Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Master Trust Agreement, by clarifying the scope of certain terms of the Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a trustee as a witness and selection of counsel.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

          Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in its Form ADV filed with the SEC (File No. 801-21340), both of which are incorporated herein by reference.

          Each of Dix Hills Partners, LLC (SEC File No. 801-62551), Lazard Asset Management LLC (SEC

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File No. 801-61701), Martingale Asset Management, L.P. (SEC File No. 801-30067), PanAgora Asset Management, Inc. (SEC File No. 801-35497), Primary Funds, LLC (SEC File No. 801-69279) and Medley Credit Strategies, LLC, the successor to Viathon Capital, L.P. (SEC File No. 801-71839), serves as a sub-adviser to Van Eck VIP Multi-Manager Alternatives Fund. The descriptions each sub-adviser under the caption “Management of the Fund” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of each sub-adviser set forth in its Form ADV filed with the SEC is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Funds and Market Vectors ETF Trust.

(b)	The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation for the fiscal year ended December 31, 2010:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Thomas K. Lynch 335 Madison Avenue, 19th Floor, New York, New York 10017	Vice President and Chief Compliance Officer	Chief Compliance Officer
Joseph J. McBrien 335 Madison Avenue, 19th Floor, New York, New York 10017	Director, Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President, Secretary and Chief Legal Officer
Bruce J. Smith 335 Madison Avenue, 19th Floor, New York, New York 10017	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President and Chief Financial Officer
Jan F. van Eck 335 Madison Avenue, 19th Floor, New York, New York 10017	Director and President	Chief Executive Officer & President

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

          The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

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          Accounts, books and documents relating to the sub-adviser are located at Dix Hills Partners, LLC, 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753.

          Accounts, books and documents relating to the sub-adviser are located at Medley Credit Strategies, LLC, 375 Park Avenue, Suite 3304, New York, NY 10152.

          Accounts, books and documents relating to the sub-adviser are located at Primary Funds, LLC, 300 Drakes Landing Road, Suite 205, Greenbrae, CA 94904.

          Accounts, books and records regarding the custodian and custodial services are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

          All other records are maintained at the offices of the Registrant at 335 Madison Avenue, 19th Floor, New York, New York 10017.

ITEM 34.	MANAGEMENT SERVICES.

None

ITEM 35.	UNDERTAKINGS.

Not applicable.

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SIGNATURES

          Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 14th day of April, 2011.

VAN ECK VIP TRUST

By:	/s/ Jan F. van Eck*
Name:	Jan F. van Eck*
Title:	Chief Executive Officer & President

          Pursuant to the requirements of the 1933 Act, this post-effective amendment no. 44 to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Jan F. van Eck*	Chief Executive Officer & President	April 14, 2011
Derek S. van Eck*

/s/ Bruce J. Smith*	Senior Vice President & Chief Financial Officer	April 14, 2011
Bruce J. Smith*

/s/ Jane DiRenzo Pigott*	Trustee	April 14, 2011
Jane DiRenzo Pigott*

/s/ Jon Lukomnik*	Trustee	April 14, 2011
Jon Lukomnik*

/s/ Wayne H. Shaner*	Trustee	April 14, 2011
Wayne H. Shaner*

/s/ R. Alastair Short*	Trustee	April 14, 2011
R. Alastair Short*

/s/ Richard D. Stamberger*	Trustee	April 14, 2011
Richard D. Stamberger*

/s/ Robert L. Stelzl*	Trustee	April 14, 2011
Robert L. Stelzl*

*BY:	/s/ JOSEPH J. MCBRIEN
Joseph J. McBrien
Attorney-in-Fact

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EXHIBITS INDEX

(d)(2)(ii)	Schedule of Parties to Sub-Advisory Agreements with respect to Van Eck VIP Multi-Manager Alternatives Fund

(j)(2)	Consent of Independent Registered Public Accounting Firm

(j)(4)	Jan F. van Eck Power of Attorney

(p)(7)	Code of Ethics of Medley Credit Strategies, LLC

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